Tax-Free Fund For Utah
                 380 Madison Avenue, Suite 2300
                    New York, New York 10017
                  800-UTAH-YES (800-882-4937)
                          212-697-6666

                           Prospectus

Class A Shares                            October 31, 2000
Class C Shares



Tax-Free Fund For Utah is a mutual fund that seeks to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital. The Fund invests in municipal obligations that pay interest exempt from Utah state and regular Federal income taxes that are of investment grade quality.

For purchase, redemption or account inquiries contact the Fund's
Shareholder Servicing Agent:

     PFPC Inc.* 400 Bellevue Parkway * Wilmington, DE 19809
                  Call 800-446-8824 toll free

           For general inquiries & yield information
          Call 800-882-4937 toll free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

   The Fund's Objective, Investment Strategies and Main Risks

"What is the Fund's objective?"

     The Fund's objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.

"What is the Fund's investment strategy?"

     The Fund invests in tax-free municipal obligations which pay interest exempt from Utah state and regular Federal income taxes. We call these "Utah Double-Exempt Obligations." At least 65% of the portfolio will always consist of obligations issued by the State of Utah, its counties and various other local authorities. These obligations can be of any maturity, but the Fund's average portfolio maturity has traditionally been between 10 and 20 years. At the time of purchase, an obligation must be considered "investment grade."

     The Sub-Adviser selects obligations for the Fund's portfolio to best achieve the Fund's objectives. The Sub-Adviser evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.

     The interest paid on certain types of Utah Double-Exempt Obligations may be subject to the Federal alternative minimum tax ("AMT"). At least 80% of the Fund's net assets must be invested in tax-exempt Utah Double-Exempt Obligations whose interest is not subject to AMT.

"What are the main risks of investing in the Fund?"

     Among the risks of investing in shares of the Fund and its portfolio of securities are the following:

     Loss of money is a risk of investing in the Fund.

     The Fund's assets, being primarily or entirely Utah issues, are subject to economic and other conditions affecting Utah.
Adverse local events, such as a downturn in the Utah economy, could affect the value of the Fund's portfolio.

     There are two types of risk associated with any fixed-income debt securities such as Utah Double-Exempt Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Utah Double-Exempt Obligations, will normally decline. All fixed-rate debt securities, even the most highly rated Utah Double-Exempt Obligations, are subject to interest rate risk. Utah Double-Exempt Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

* Credit risk relates to the ability of the particular issuers of the Utah Double-Exempt Obligations the Fund owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

     An investment in the Fund is not a deposit in Zions First National Bank, Zions Bancorporation or its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers.

                     TAX-FREE FUND FOR UTAH
          RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in Tax-Free Fund For Utah by showing changes in performance of the Fund's Class A Shares from year to year over a seven-year period and by showing how the Fund's average annual returns for one and five years compare to a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.



[Bar Chart]
Annual Total Returns
1993-1999

20%
18%            18.79
16%             XXXX
14% 12.54       XXXX
12% XXXX        XXXX
10% XXXX        XXXX        8.62%
 8% XXXX        XXXX        XXXX
 6% XXXX        XXXX  4.21  XXXX  5.71
 4% XXXX        XXXX  XXXX  XXXX  XXXX
 2% XXXX        XXXX  XXXX  XXXX  XXXX
 0% XXXX        XXXX  XXXX  XXXX  XXXX
-2%       XXXX                          XXXX
-4%       XXXX                          XXXX
-6%       XXXX                         -5.20
         -6.45
    1993  1994  1995  1996  1997  1998  1999

             Calendar Years


During the period shown in the bar chart, the highest return for a quarter was 9.61% (quarter ended March 31, 1995) and the lowest return for a quarter was -6.40% (quarter ended March 31, 1994).

The year-to-date (from January 1, 2000 to September 30, 2000) total return was 6.81% for Class A Shares and 6.02% for Class C
Shares.

Note: The Fund's Class A Shares are sold subject to a maximum 4% sales load which is not reflected in the bar chart. If the sales load were reflected, returns would be less than those shown above.




                     Average Annual Total Return

                                              Since
For the period         1-Year      5-Year    inception*
ended December 31, 1999

Tax-Free Fund For Utah
Class A Shares(1)        -9.01%     5.28%    4.51%

Tax-Free Fund For Utah
Class C Shares           -7.09%***   N/A     2.94%**

Lehman Brothers
Municipal Bond Index**** -2.10%     6.90%    5.71%
                                             5.40%**

(1) The average annual total returns shown for Class A shares reflect the maximum 4% sales load.

*From commencement of operations on July 24, 1992.

**From commencement of new class of shares on May 21, 1996.

*** The average annual total return for Class C shares for one year assumes redemption at the end of the year and payment of 1%
CDSC.

****The Lehman Brothers Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade long-term municipal securities of issuers throughout the United
States.


                     TAX-FREE FUND FOR UTAH
                 FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                        Class A        Class C
                                        Shares         Shares
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases.....
(as a percentage of offering price)      4.00%         None

Maximum Deferred Sales Charge (Load).... None(1)       1.00%(2)
(as a percentage of the lesser of
redemption value or purchase price)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends or
Distributions
 (as a percentage of offering price)...  None          None
Redemption Fees........................  None          None
Exchange Fee...........................  None          None

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)

Management Fee(3)......................  0.50%         0.50%
Distribution
and /or Service (12b-1) Fee............  0.20%         0.75%
All Other Expenses(4)
 Service Fee....................... None          0.25%
 Other Expenses (4)................ 0.44%         0.44%
 Total All Other Expenses (4)..........  0.44%         0.69%
Total Annual Fund
 Operating Expenses (4)................  1.14%         1.94%

(1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge of up to 1% if you redeem your shares during the first two years after purchase and 0.50 of 1% during the third and fourth years after purchase.

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds of the shares if redeemed during the first 12 months after purchase.

(3) The Fund pays the Manager an advisory fee at the annual rate of 0.50% of 1% of average annual net assets of which 0.41 of 1% was waived; the Manager pays the Sub-Adviser a sub-advisory fee at the annual rate of 0.23 of 1% of average annual net assets of which 0.14 of 1% was waived.

(4) At present, fees are being partially waived by the Manager and the Sub-Adviser. It is anticipated that once the asset size of the Fund reaches approximately $100 million, these waivers may no longer be necessary. Also, operating expenses are being subsidized through reimbursement by the Manager. This subsidy is being phased out progressively so that the Fund will bear its own expenses, other than management fees, once its asset size reaches approximately $100 million. The undertakings of the Manager and the Sub-Adviser as to fee waivers and the practices of the Manager as to expense reimbursement may operate to reduce the fees and expenses of the Fund in order for the Fund to maintain a competitive yield. These waivers and reimbursements can be discontinued at any time. The expense ratios for the fiscal year ended June 30, 2000 after giving effect to the waivers and the 0.03% expense offset for uninvested cash balances were incurred at the following annual rates: for Class A Shares, management fee, 0.09%; 12b-1 fee, 0.00%; other expenses, 0.30%, for total operating expenses of 0.392%; for Class C Shares, management fee, 0.09%; 12b-1 fee, 0.75%; service fee, 0.25%; other expenses, 0.30%, for total operating expenses of 1.39%.



Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                         1 year   3 years   5 years   10 years
Class A Shares............$512     $748      $1,003    $1,731
Class C Shares............$297     $609      $1,047    $1,866(5)

You would pay the following expenses if you did not redeem your Class C
Shares:

Class C Shares............$197     $609      $1,047    $1,866(5)

  (4) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. Over time, long-term Class C Shareholders could pay the economic equivalent of an amount that is more than the maximum front-end sales charge allowed under applicable regulations because of the 12b-1 fee and Service fee. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


             Investment of the Fund's Assets

"Is the Fund right for me?"

     The shares of the Fund are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Utah state and regular
Federal income taxes.

Utah Double-Exempt Obligations

     The Fund invests in Utah Double-Exempt Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Utah income taxes other than taxes on corporations. They include obligations of Utah issuers and certain non-Utah issuers, of any maturity.

    At the time of purchase, the Fund's Utah Double-Exempt
Obligations must be of investment grade quality. This means that they must either

                  * be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

          * if unrated, be determined to be of comparable quality by the Fund's Sub-Adviser, Zions First National
          Bank.

     The obligations of non-Utah issuers that the Fund can purchase are those issued by or under the authority of states other than Utah, Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Utah income taxes other than taxes on corporations.

Municipal Obligations

     Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

     There are two principal classifications of municipal obligations: "notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

     The various public purposes for which municipal obligations are issued include:

          *    obtaining funds for general operating expenses,
          *    refunding outstanding obligations,
          * obtaining funds for loans to other public institutions and facilities, and
          * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

          *    tax, revenue or bond anticipation notes,
          *    construction loan notes,
          *    project notes, which sometimes carry a U.S.
          government guarantee,
          * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and
          *    floating and variable rate demand notes.

[PICTURE PAGE]

[PICTURE]
Granger-Hunter Water and Sewer District
[PICTURE]
Dixie Center, Washington County
[PICTURE]
Utah Transit Authority, Light Rail

[LOGO]
TAX-FREE FUND FOR UTAH
[PICTURE]
University of Utah

[PICTURE]
Salt Lake City International Airport
[PICTURE]
Clearfield City Building
[PICTURE]
Single Family Mortgage Bonds for Utah Housing


The Fund invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Utah. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations which financed these particular projects were included in the Fund's portfolio as of September 15, 2000 and together represented 22.3% of the Fund's portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

"What factors may affect the value of the Fund's investments and their yields?"

     Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Fund's portfolio. Any such change may have different effects on short-term and long-term Utah Double-Exempt Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Fund may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Fund's objective, preservation of capital, it may also result in a lower level of income.

"What are the main risk factors and special considerations regarding investment in Utah Double-Exempt Obligations?"

     The following is a discussion of the general factors that might influence the ability of Utah issuers to repay principal and interest when due on Utah Double-Exempt Obligations that the Fund owns. The Fund has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.

     Utah's economy is dominated by service industries, trade, government and various manufacturing sectors. While Utah's economy has significantly outperformed the national economy for several years, and its overall employment growth rate in recent years has ranked among the highest in the nation, there can be no assurance that such conditions will continue in the future.

     The population of the State has increased in recent years, with the increase being attributable to both natural population increase and net in-migration. From fiscal years 1984 through 1989 the State experienced out-migration because of an economy outpaced by the growth of its labor force and a decline in the State's energy producing industries. It is not known at the present time whether current trends will continue. Utah has more school-age children and fewer working adults, as a percentage of its population, than any other state; hence, to pay the State's education costs, Utah households pay more in state and local taxes per household than the national average. This current relatively high level of taxation could adversely affect the ability of Utah issuers to raise taxes substantially or at all.

     A large percentage of the land in Utah is owned by the Federal Government or included in Indian reservations, thereby reducing the tax base of the State and its political subdivisions. Some communities in the State contain major industries heavily dependent on defense-related government contracts for their revenues. The termination of such government contracts could increase unemployment and reduce taxes paid by such industries.

     The ability of Utah and its political subdivisions to borrow money and to levy and collect taxes is limited by constitutional and statutory restrictions such as debt limitations and limitations on revenue increases. In recent years attempts have been made by popular initiative to further restrict the borrowing and taxing capacity of the State and its political subdivisions. It is not possible to predict whether any such proposals will be enacted in the future or their possible impact on State or local government financing.

     The State receives revenues from three principal sources:
(a) taxes and licenses; (b) Federal grants-in-aid; and (c) fees, the State's share of mineral royalties, bonuses on Federal land and other miscellaneous charges and receipts. A substantial portion of revenues come from sales taxes. The State collects an individual income tax and a corporate franchise tax, but all net revenues from such taxes are distributed to local school districts.

     Local governments are heavily dependent on ad valorem property tax revenues, but also can receive revenues from other local taxes and fees. There can be no assurance that a material downturn in the State's economy, with the resulting impact on State and local finances, will not adversely affect the market value of the Utah Double-Exempt Obligations held in the Fund or the ability of the respective obligors to make debt service payments on such Utah Double-Exempt Obligations.

     The availability of water is a significant concern in Utah.
During the past decade the State has experienced periods of both flooding and drought. Water issues will likely affect the growth and prosperity of the State in the future.

     The Utah Double-Exempt Obligations in which the Fund may invest from time to time include general obligation bonds, revenue bonds, industrial revenue bonds and special tax assessment bonds, and the sensitivity of each of these types of investments to the general and economic factors discussed above may vary significantly. No assurance can be given as to the effect, if any, that these factors, individually or in the aggregate, may have on any individual Utah Double-Exempt Obligations or on the Fund as a whole.

     Obligations of non-Utah issuers are subject to the risks of general economic and other factors affecting those issuers.


                        Fund Management

"How is the Fund managed?"

     Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. It has delegated its investment advisory duties, including portfolio management, to the Sub-Adviser, Zions First National Bank, under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund, either keeping the accounting records of the Fund, or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Fund, maintaining the Fund's books and records and providing other administrative services.

     The Sub-Adviser provides the Fund with local advisory services.

     Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Sub-Adviser's expense, for pricing of the Fund's portfolio daily.

     During the fiscal year ended June 30, 2000, the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets.

Information about the Manager and the Sub-Adviser

     The Fund's Manager is founder and Manager and/or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of August 31, 2000, these funds had aggregate assets of approximately $3.1 billion, of which approximately $1.7 billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife.

     The Sub-Adviser, Zions First National Bank ("Zions" or the "Sub-Adviser"), was founded in 1873 and is a wholly-owned subsidiary of Zions Bancorporation, a Utah-headquartered financial services company. In addition to advising the Fund, Zions' advisory experience includes investment management services to affiliate banks, corporate foundations and profit-sharing trusts, retirement funds, charitable foundations, endowments and individual investors throughout the United States. Zions and its parent, Zions Bancorporation, have offices at One South Main Street, Salt Lake City, Utah 84111. Zions is the second largest bank in the state of Utah and one of the largest banks in the intermountain region. The Fund pays fees at a rate of up to 0.50 of 1% of average annual net assets to its Manager which in turn pays up to 0.23 of 1% of average annual net assets to the Sub-Adviser, although some or all of these fees may be waived temporarily.

     Mr. Richard K. Baird, CFA, is the portfolio manager of the Fund. He is a Vice President and Senior Portfolio Manager of the Sub-Adviser and has been employed by the Sub-Adviser since February 1999. From 1996 to 1999 he was employed by First Security Investment Management as a Senior Portfolio Manager and manager of the Achievement Municipal Bond Fund. From 1987 to 1996 he was a portfolio manager for Seafirst Bank in Seattle, Washington. He has earned the professional designation of Chartered Financial Analyst (CFA) from the Association for Investment Management and Research and has 18 years of discretionary investment management experience. He received his B.S. degree in Finance from Brigham Young University and took post-graduate business courses at the University of Colorado.


                Net Asset Value per Share

     The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on portfolio market value, except that Utah Double-Exempt Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                       Purchases

"Are there alternate purchase plans?"

     The Fund provides individuals with alternate ways to purchase shares through two separate classes of shares (Class A and Class C). Although the classes have different sales charge structures and ongoing expenses, they both represent interests in the same portfolio of Utah Double-Exempt Obligations. You should choose the class that best suits your own circumstances and needs.

"Can I purchase shares of the Fund?"

     You can purchase shares of the Fund if you live in Utah or in one of the other states listed below. You should not purchase shares of the Fund if you do not reside in one of the following states. Otherwise, the Fund can redeem the shares you purchased. This may cause you to suffer a loss and may have tax consequences.

     Also, if you do not reside in Utah, dividends from the Fund may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Fund.

     On the date of this Prospectus, Class A and C Shares are available only in:

*Utah * Arizona * Colorado * District of Columbia *Florida *
Hawaii * New Jersey * New York

     The Fund and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"


Option I

*    Initially, $1,000.


* Subsequently any amount (for investments in shares of the same class).

Option II

* $50 or more if an Automatic Investment Program is established.

*    Subsequently any amount you specify ($50 or more).

*    You are not permitted to maintain both an Automatic
     Investment Program and an Automatic Withdrawal Plan simultaneously.

Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

"How do I purchase shares?"

You may purchase the Fund's shares:

* through an investment broker or dealer, or a bank or financial intermediary, which has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Fund's Agent, PFPC Inc.

* The price you will pay is net asset value plus a sales charge for Class A Shares and net asset value for Class C
     Shares. (See "What price will I pay for the Fund's shares?")

In either instance, all purchases of Class A Shares are subject to the applicable sales charge.

Opening an Account                Adding to An Account

* Make out a check for             * Make out a check for
the investment amount              the investment amount
payable to Tax-Free Fund           payable to Tax-Free Fund
For Utah                           For Utah


* Complete the application      * Fill out the pre-printed
included with the Prospectus,      stub attached
indicating the features            to the Fund's
you wish to authorize          confirmations or supply the
name(s) of account owner(s),
                                   the account number, and
                                   the name of the Fund


* Send your check and           * Send your check and
completed application              account information
to your dealer or                  to your dealer or
to the Fund's                      to the Fund's
Agent, PFPC Inc.               Agent, PFPC Inc.

     Unless you indicate otherwise, your investment will be made in Class A Shares.

"Can I transfer funds electronically?"

     You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

     Before you can transfer funds electronically, the Fund's Agent must have your completed application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                Redeeming Your Investment

     You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

     There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

     If you own both Class A and C Shares and do not specify which class you wish to redeem, we will redeem your Class A
Shares.

Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

          - Class C Shares held for less than 12 months (from the date of purchase).

          -    CDSC Class A Shares.

     Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

A redemption may result in a tax liability for you.

"How can I redeem my investment?"


By mail, send instructions to:

PFPC Inc.
Attn: Aquilasm Group of Funds
400 Bellevue Parkway
Wilmington, Delaware 19809

By telephone, call:

800-446-8824

By FAX, send
instructions to:

302-791-3055

For liquidity and convenience, the Fund offers expedited redemption.

Expedited Redemption Methods
(Non-Certificate Shares Only)

     You may request expedited redemption for any shares not issued in certificate form in two ways:

     1 By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

     a) to a Financial Institution account you have previously specified; or

     b) by check in the amount of $50,000 or less, mailed to the same name and address (which has been unchanged for the past 30 days) as the account from which you are redeeming. You may only redeem by check via telephone request once in any 7-day period.

     Telephoning the Agent

     Whenever you telephone the Agent, please be prepared to supply:

     account name(s) and number

     name of the caller

     the social security number registered to the account

     personal identification

     Note: Check the accuracy of your confirmation statements immediately. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

     2 By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent: PFPC Inc., by FAX at 302-791-3055 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

     account name(s)

     account number

     amount to be redeemed

     any payment directions

     To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

     The name(s) of the shareholder(s) on the Financial
     Institution account must be identical to those on the Fund's records of your account.

     You may change your designated Financial Institution account at any time by completing and returning a revised Ready
     Access Features Form.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

     Certificate Shares. Mail to the Fund's Agent: (1) blank
(unsigned) certificates for Class A Shares to be redeemed, (2) redemption instructions, and (3) a stock assignment form.

     To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

     For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

     We may require additional documentation for certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record. The Agent may require signature guarantees if insufficient documentation is on file.

     We do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record, except as noted above. In all other cases, signatures must be guaranteed.

     Your signature may be guaranteed by any:

     member of a national securities exchange

     U.S. bank or trust company

     state-chartered savings bank

     federally chartered savings and loan association

     foreign bank having a U.S. correspondent bank; or

     participant in the Securities Transfer Association Medallion
     Program ("STAMP"), the Stock Exchanges Medallion Program
     ("SEMP") or the New York Stock Exchange, Inc. Medallion
     Signature Program ("MSP")

     A notary public is not an acceptable signature guarantor.

Non-Certificate Shares. You must use the Regular Redemption
Method if you have not chosen Expedited Redemption to a predesignated Financial Institution account. To redeem by this method, send a letter of instruction to the Fund's Agent, which includes:

     account name(s)

     account number

     dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

     signature(s) of the registered shareholder(s) and

     signature guarantee(s), if required, as indicated above.

"When will I receive the proceeds of my redemption?"

     Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within 7 days.

Redemption          Method of Payment        Charges

Under $1,000        Check                    None

$1,000 or more      Check or, if and      None
                    as you requested on your
                    Application or Ready
                    Access Features Form,
                    wired or transferred
                    through the Automated
                    Clearing House to your
                    Financial Institution
                    account

Through a broker
/dealer             Check or wire, to your   None;
                    broker/dealer            however, your
                                             broker/dealer may
                                             charge a fee

     Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

     The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.


     The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur
(i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and
(iv) during such other periods as the SEC may permit.

     The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic
Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

     Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Are there any reinvestment privileges?"

     If you reinvest proceeds of redemption within 120 days of a redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

     The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.

     Reinvestment will not alter the tax consequences of your original redemption.

"Is there an Automatic Withdrawal Plan?"

     Yes, but it is only available for Class A Shares. Under an Automatic Withdrawal Plan you can arrange to receive a monthly or quarterly check in a stated amount, not less than $50.

                Alternate Purchase Plans

"How do the different arrangements for Class A Shares and Class C Shares affect the cost of buying, holding and redeeming shares, and what else should I know about the two classes?"

     In this Prospectus the Fund provides you with two alternative ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of Utah Double-Exempt Obligations. The classes of shares offered to individuals differ in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.

                    Class A Shares           Class C Shares
               "Front-Payment Shares"   "Level-Payment Shares"

Initial Sales       Class A Shares are       None. Class C
Charge              offered at net asset     Shares are offered
                    value plus a maximum     at net asset value
                    sales charge of 4%,      with no sales charge
                    paid at the time of      payable at the time
                    purchase. Thus,          of purchase.
                    your investment is
                    reduced by the
                    applicable sales
                    charge.

Contingent          None (except for      A maximum CDSC of
Deferred Sales      certain purchases of     1% is imposed upon
Charge ("CDSC")     $1 million or more).     the redemption of
                                         Class C Shares held
                                             for less than 12
                                             months. No CDSC
                                             applies to Class C
                                             Shares acquired
                                             through the
                                             reinvestment of
dividends or
distributions.

Distribution and    An asset retention       Level charge for
Service Fees        service fee of 0.20      distribution and
                    of 1% is imposed on      service fees for 6
                    the average annual       years after the date
                    net assets               of purchase at the
                    represented by the       aggregate annual
                    Class A Shares.          rate of 1% of the
                                             average net assets
                                             represented by the
                                             Class C Shares.

Other Information   The initial sales        Class C Shares,
                    charge is waived or      together with a pro-
                    reduced in some          rata portion of all
                    cases. Larger            Class C Shares
                    purchases qualify        acquired through
                    for lower sales          reinvestment of
                    charges.                 dividends and other
                                             distributions paid
                                             in additional Class
                                             C Shares,
                                             automatically
                                             convert to Class A
                                             Shares after 6
                                             years.


Systematic Payroll Investments

     You can make systematic investments in either Class A
Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Fund. To participate in the payroll plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, the Fund requires that you complete the application included with this Prospectus. Once your application is received by the Fund and a new account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

"What price will I pay for the Fund's shares?"

Class A Shares Offering Price      Class C Shares Offering Price

   Net asset value per share       Net asset value per share
plus the applicable sales charge

     You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Dealers have the added flexibility of transmitting orders received prior to 4:00 p.m. New York time to the Distributor or Agent before the Distributor's close of business that day (normally 5:00 p.m. New York time) and still receiving that day's offering price. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Fund's best interest to do so.

"What are the sales charges for purchases of Class A Shares?"

The following table shows the amount of sales charge incurred by a "single purchaser" of Class A Shares. A "single purchaser" is:

          *    an individual;

          * an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their account;

          * a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

          *    a tax-exempt organization as detailed in Section
          501(c)(3) or (13) of the Internal Revenue Code.

                          II               III
                    Sales Charge as     Sales Charge as
                    Percentage of       Approximate
      I             Public              Percentage of
Amount of Purchase  Offering Price      Amount Invested

Less than $25,000   4.00%               4.17%
$25,000 but less
  than $50,000      3.75%               3.90%
$50,000 but less
  than $100,000     3.50%               3.63%
$100,000 but less
  than $250,000     3.25%               3.36%
$250,000 but less
  than $500,000     3.00%               3.09%
$500,000 but less
  than $1,000,000   2.50%               2.56%

For purchases of $1 million or more see "Sales Charges for Purchases of $1 Million or More."

For example:

If you pay $10,000 (Column I), your sales charge would be 4.00%
or $400 (Column II).      ($10,000 x .04 = $400)

The value of your account, after deducting the sales charge from your payment, would increase by $9,600. (This would be the initial value of your account if you opened it with the $10,000 purchase.) ($10,000 - $400 = $9,600)

The sales charge as a percentage of the increase in the value of your account would be 4.17% (Column III). ($400 / $9,600 =
 .0416666 or 4.17%)

Sales Charges for Purchases of $1 Million or More

     You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are Class
A Shares issued under the following circumstances:

               (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

               (ii) all Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million.

Redemption of CDSC Class A Shares

     If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.

     You will pay 1% of the shares' redemption or purchase value, whichever is less, if you redeem within the first two years after purchase, and 0.50 of 1% of that value if you redeem within the third or fourth year.

     This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent.

Reduced Sales Charges for Certain Purchases of Class A Shares

     Right of Accumulation

     "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

     Letters of Intent

     "Single purchasers" may also qualify for reduced sales charges, in accordance with the above schedule, after a written
Letter of Intent (included in the Application) is received by the Distributor.

     General

     Class A Shares may be purchased without a sales charge by certain classes of purchasers.

     Certain Investment Companies

     If you redeem shares of an investment company (not a member of the Aquilasm Group of Funds) on which you have paid a sales charge, you can invest the proceeds within 120 days in Class A Shares of the Fund without paying a sales charge. You can get additional information from the Distributor.

"What are the sales, service and distribution charges for Class C
Shares?"

*    No sales charge at time of purchase.

* Annual fees for service and distribution at a combined annual rate of 1% of average annual net assets of the Fund represented by Class C Shares.

* After six years, Class C Shares automatically convert to Class A Shares, which bear lower service and distribution fees.

     Redemption of Class C Shares

* 1% charge if redeemed within the first 12 months after purchase. This contingent deferred sales charge, or CDSC, is calculated based on the lesser of the net asset value at the time of purchase or at the time of redemption.

* No CDSC applies if Class C Shares are held for 12 months after purchase.

* Shares acquired by reinvestment of dividends or distributions are not subject to any CDSC.

     Broker/Dealer Compensation - Class C Shares

     The Distributor will pay 1% of the sales price to any broker/dealer executing a Class C Share purchase.

"What about confirmations?"

     A statement will be mailed to you confirming each purchase of shares in the Fund. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share).

"Is there a Distribution Plan or a Services Plan?"

     The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

          (i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

          (ii) permit the Manager, out of its own funds, to make payment for distribution expenses; and

    (iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

     Pursuant to the Plan, the Fund makes payments with respect to both Class A and Class C Shares under agreements to certain broker/dealers, or others who have (i) rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's shares or (ii) assisted in the servicing of shareholder accounts.

     For any fiscal year, these payments may not exceed 0.20 of 1% for Class A Shares, and 0.75 of 1% for Class C Shares, of the average annual net assets represented by each class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     For any class, these payments are made only from the assets allocable to that class.

Shareholder Services Plan for Class C Shares

     The Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class C Shares. Payment is made only out of the Fund's assets represented by Class C Shares.

     Service fees with respect to Class C Shares will be paid to the Distributor during the first year after purchase and thereafter to other qualified recipients.

"Transfer on Death" ("TOD") Registration (Both Classes)

     The Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker-dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.

               Dividends and Distributions

"How are dividends and distributions determined?"

     The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund's income varies, so will the Fund's dividends. There is no fixed dividend rate. It is expected that most of the Fund's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

     Redeemed shares continue to earn dividends through and including the earlier of:

               1. the day prior to the day when
          redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

               2. the third day the New York Stock
          Exchange is open after the day the net asset value of the redeemed shares was determined.

     The Fund's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"

     Dividends and distributions will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value on the record date for the dividend or distribution, unless you elect otherwise.

     You may choose to have all or any part of the payments for dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

     You can make any of these elections on the Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

     All shareholders, whether their dividends and distributions are received in cash or reinvested, will receive a monthly statement indicating the current status of their investment account with the Fund.

     If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 31% upon payment of redemptions to shareholders and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

                     Tax Information

     Net investment income includes income from Utah Double-Exempt Obligations in the portfolio that the Fund allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Fund will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

     It is possible that a portion of the distributions paid by the Fund in excess of its net tax-exempt income will be subject to federal and Utah income taxes. During the Fund's fiscal year ended June 30, 2000, 93.27% of the Fund's dividends were exempt-interest dividends. For the calendar year 1999, of total dividends paid on Class A Shares, 4.01% was taxable as ordinary income, 1.65% was taxable as long-term capital gains and the balance was exempt-interest dividends. For Class C Shares the corresponding percentages were 5.37% and 2.22%. The percentage of tax-exempt income from any particular dividend may differ from the percentage of the Fund's tax-exempt income during the dividend period.

     Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

     The Fund intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Fund on Utah Double-Exempt Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Fund) received or acquired during the year.

     The Fund will treat as ordinary income in the year received certain gains on Utah Double-Exempt Obligations it acquired after April 30, 1993 and sells for less than face or redemption value.
Those gains will be taxable to you as ordinary income, if distributed.

     Capital gains dividends (net long-term gains over net short-term losses) which the Fund distributes and so designates are reportable by shareholders as gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Fund or receives it in cash, regardless of the length of time the investment is held.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed, but carried forward by the Fund to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

     The Fund's gains or losses on sales of Utah Double-Exempt
Obligations will be deemed long- or short-term, depending upon the length of time the Fund holds these obligations.

     You will receive information on the tax status of the Fund's dividends and distributions annually.

Special Tax Matters

     Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     If you or your spouse are receiving Social Security or railroad retirement benefits, a portion of these benefits may become taxable, if you receive exempt-interest dividends from the Fund.

     If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Fund.

     Interest from all Utah Double-Exempt Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Fund will not invest more than 20% of its assets in the types of Utah Double-Exempt Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Utah taxes?"

     Distributions of interest income made by the Fund from Utah Double-Exempt Obligations will generally be treated for purposes of the Utah Individual Income Tax Act in the same manner as they are treated under the Internal Revenue Code for Federal income tax purposes. Individual shareholders of the Fund generally will not be subject to Utah income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Utah Double-Exempt Obligations. Certain subtractions relating to retirement income received by shareholders under the age of 65 and the exemption allowed to individuals over the age of 65 may be reduced because the receipt of exempt-interest dividends from the Fund will be added to federal adjusted gross income for purposes of calculating the income of individuals for Utah income tax purposes. Other distributions from the Fund, including capital gains dividends, will generally not be exempt from Utah income tax.

     For corporate investors, distributions of interest income from Utah Double-Exempt Obligations are not exempt from the Utah corporate franchise and income tax, although a credit against the corporate franchise and income tax is available with respect to a portion of the interest income from obligations issued by the State of Utah, its agencies and instrumentalities and its political subdivisions. Prior to January 1, 1993 the credit is generally equal to 2.5% of the gross interest income from such Utah obligations. From and after January 1, 1993, the credit is generally equal to 1% of the gross interest income from such Utah obligations. The Utah corporate franchise or income tax applies to every state or national bank or corporation, with certain exceptions specifically enumerated by Utah law.

     Shares of the Fund will not be subject to the Utah property tax.

     Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investment in the Fund.


                        TAX-FREE FUND FOR UTAH
                           FINANCIAL HIGHLIGHTS
              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


    The financial highlights table is intended to help you understand the Fund's financial performance for the designated periods of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.


                             Class A(1)                Class C(2)
                         Year Ended June 30,      Year Ended June 30,

                         2000   1999    1998       2000    1999  1998
Net Asset Value,
  Beginning of Period..... $9.88 $10.24  $9.94       $9.87 $10.23 $9.94
Income from Investment
    Operations:
  Net investment
    income.............   0.48   0.49   0.52        0.38   0.38  0.41
  Net gain (loss) on
    securities (both
    realized and
    unrealized)......... (0.44) (0.36)   0.30      (0.42) (0.35) 0.29
  Total from Investment
    Operations..........  0.04   0.13    0.82      (0.04)  0.03  0.70

Less Distributions:
  Dividends from net
    investment income... (0.51) (0.49)  (0.52)     (0.42) (0.39) (0.41)
Distributions from
  Capital Gains          (0.06)    -      -        (0.06)   -      -
  Total Distributions... (0.57) (0.49)  (0.52)     (0.48) (0.39) (0.41)

Net Asset Value, End
  of Period............... $9.35  $9.88  $10.24      $9.35  $9.87 $10.23

Total Return (not
  reflecting sales
  charge)(%)............  0.57   1.19    8.41       (0.33) 0.18   7.20
Ratios/Supplemental Data
  Net Assets, End of Year
   ($ thousands)........ 34,171 47,251  29,013       0.1  1,667  1,476
  Ratio of Expenses to
    Average Net
    Assets (%)..........  0.42   0.45    0.34        1.43  1.45   1.36
  Ratio of Net Investment
    Income to Average Net
    Assets (%)..........  5.06   4.57    5.06        4.07  3.57   3.94

Portfolio Turnover
  Rate (%).............. 48.99  87.49   11.31      48.99 87.49  11.31

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

  Ratio of Expenses
   to Average Net Assets(%)
                          1.11    1.04    1.30       1.91  1.85   2.08

  Ratio of Net Investment
   Income to
   Average Net
   Assets(%)              4.37    3.98    4.10       3.58  3.17   3.22

The expense ratios after giving effect to the waivers, expense reimbursement and expense offset for uninvested cash balances were:

Ratio of Expenses to
  Average Net Assets(%)   0.39    0.38    0.33       1.39  1.37   1.35




           Class A(1)           Class C(2)
                               Year Ended      Period Ended
     Year Ended June 30,        June 30,         June 30,
     1997         1996           1997            1996(3)
    $ 9.74      $ 9.59          $9.74            $ 9.77
      0.52        0.54           0.44              0.05
      0.21        0.15           0.21             (0.03)
      0.73        0.69           0.65              0.02
     (0.53)      (0.54)         (0.45)            (0.05)
       -           -               -                 -
     (0.53)      (0.54)         (0.45)            (0.05)
    $ 9.94      $ 9.74         $ 9.94            $ 9.74
      7.72        7.17           6.80              0.20+
     29,071     28,881            41               0.10
      0.28        0.20           1.08              0.14+
      5.44        5.48           4.64              0.50+
      5.09       11.15           5.09             11.15
      1.32        1.29           2.12              0.23+
      4.40        4.39           3.60              0.41+
      0.27        0.19           1.07              0.14+

(1) Designated as Class A Shares on May 21, 1996.

(2) New Class of Shares established on May 21, 1996.

(3) From May 21, 1996 through June 30, 1996.

+ Not annualized.

Note: Effective July 16, 1998, Zions First National Bank became the
Fund's Investment Sub-Adviser, replacing First Security Investment
Management, Inc.


                  APPLICATION FOR TAX-FREE FUND FOR UTAH
                    FOR CLASS A OR CLASS C SHARES ONLY
              PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
                                PFPC Inc.
                400 Bellevue Parkway, Wilmington, DE 19809
                              1-800-446-8824

STEP 1
A. ACCOUNT REGISTRATION

___Individual Use line 1
___Joint Account*   Use lines 1&2
  ___For a Minor   Use line 3
___For Trust, Corporation, Partnership or other Entity   Use line 4

* Joint accounts will be joint tenants with rights of survivorship unless otherwise specified.
** Uniformed Gifts/Transfers to Minors Act.

Please type or print name(s) exactly as account is to be registered 1.______________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
2.______________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
3.______________________________________________________________________
  Custodian's First Name      Middle Initial          Last Name
Custodian for __________________________________________________________
                   Minor's First Name   Middle Initial   Last Name
Under the ___________UGTMA** ___________________________________________
         Name of State       Minor's Social Security Number
4. _____________________________________________________________________
   _____________________________________________________________________
(Name of corporation or organization. If a trust, include the name(s) of trustees in which account will be registered and the name and date of the trust instrument. An account for a pension or profit sharing plan or trust may be registered in the name of the plan or trust itself.)
________________________________________________________________________
        Tax I.D. Number    Authorized Individual          Title


B. MAILING ADDRESS AND TELEPHONE NUMBER

________________________________________________________________________
  Street or PO Box                           City
_________________________________        (______)_______________________
  State           Zip                        Daytime Phone Number

Occupation:________________________Employer:____________________________

Employer's Address:_____________________________________________________
                   Street Address:               City  State  Zip

Citizen or resident of: ___ U.S. ___ Other Check here ___ if you are a non-U.S. citizen or resident and not subject to back-up withholding
(See  certification in Step 4, Section B, below.)


C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by dealer or broker)

______________________________      ____________________________________
Dealer Name                           Branch Number
______________________________      ____________________________________
Street Address                        Rep. Number/Name
______________________________      (_________)_________________________
  City          State    Zip         Area Code        Telephone


STEP 2 PURCHASES OF SHARES
  A. INITIAL INVESTMENT

(Indicate class of shares)
__  Class A Shares (Front-Payment Class)
__  Class C Shares (Level-Payment Class)

Indicate Method of Payment (For either method, make check payment to TAX-FREE FUND FOR UTAH)

__ Initial Investment $______________ (Minimum $1,000)
__ Automatic Investment $______________ (Minimum $50)

For Automatic Investments of at least $50 per month, you must complete Step 3, Section A, Step 4, Sections A & B and attached a PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.

IF NO SHARE CLASS IS MARKED, INVESTMENT WILL AUTOMATICALLY BE MADE IN CLASS A SHARES.


B. DISTRIBUTIONS

Income dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless otherwise indicated below.

You can have any portion of either type reinvested, with the balance paid in cash, by indicating a percent below:

Income dividends are to be:___ % Reinvested  __%_Paid in cash*
Capital gains distributions are to be: ___% Reinvested __% Paid in cash*

    * For cash dividends, please choose one of the following options:

___ Deposit directly into my/our Financial Institution account.
    ATTACHED IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing the Financial Institution account where I/we would like you to deposit the dividend. (A Financial Institution is a commercial bank, savings bank or credit union.)

___ Mail check to my/our address listed in Step 1B.


STEP 3
SPECIAL FEATURES

A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to have amounts automatically drawn on your Financial Institution account and invested in your Tax-Free Fund For Utah Account. To establish this program, please complete Step 4, Sections A & B of this Application.

I/We wish to make regular monthly investments of $ _________________ (minimum $50) on the ___ 1st day or ___ 16th day of the month (or on the first business day after that date).

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


B. TELEPHONE INVESTMENT
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to add to your account (minimum $50 and maximum $50,000) at any time you wish by simply calling the Fund toll-free at 1-800-446-8824. To establish this program, please complete Step 4, Sections A & B of this Application.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


C. LETTER OF INTENT

APPLICABLE TO CLASS A SHARES ONLY.
See Terms of Letter of Intent and Escrow at the end of this application.
___ Yes ___ No

    I/We intend to invest, in Class A Shares of the Fund during the 13-month period from the date of my/our first purchase pursuant to this Letter (which purchase cannot be more than 90 days prior to the date of this Letter), an aggregate amount (excluding any reinvestment of dividends or distributions) of at least $25,000 which, together with my/our present holdings of Fund shares (at public offering price on date of this Letter), will equal or exceed the minimum amount checked below:

___ $25,000       ___ $50,000         ___ $100,000       ___ $250,000
___ $500,000     ___$1,000,000       ___ $2,500,000
___ $5,000,000


D. AUTOMATIC WITHDRAWAL PLAN

APPLICABLE TO CLASS A SHARES ONLY.
(Minimum investment $5,000)

Application must be received in good order at least 2 weeks prior to first actual liquidation date.
(Check appropriate box)
___ Yes ___ No

    Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, PFPC Inc.
(the "Agent") is authorized to redeem sufficient shares from this account at the then current Net Asset Value, in accordance with the terms below:

Dollar Amount of each withdrawal $ ______________beginning______________
                                   Minimum: $50             Month/Year
         Payments to be made: ___ Monthly or ___ Quarterly

    Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate Financial
Institution name, address and your account number.

________________________________________     ___________________________
First Name   Middle Initial   Last Name      Financial Institution Name
_______________________________     ____________________________________
Street                              Financial Institution Street Address
_______________________________     ____________________________________
City              State    Zip      City                  State     Zip

                                    ____________________________________
                                    Financial Institution Account Number


E. TELEPHONE EXCHANGE
(Check appropriate box)
___ Yes ___ No

This option allows you to effect exchanges among accounts in your name within the Aquilasm Group of Funds by telephone.

    The Agent is authorized to accept and act upon my/our or any other person's telephone instructions to execute the exchange of shares of one Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees, resulting from acceptance of, or acting or failure to act upon, this authorization.


F. EXPEDITED REDEMPTION
(Check appropriate box)
___ Yes ___ No

The proceeds will be deposited to your Financial Institution account listed.

    Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my/our account at a Financial Institution. The Financial Institution account must be in the same name(s) as this Fund account is registered.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK).

_______________________________   _____________________________________
  Account Registration            Financial Institution Account Number
_______________________________   _____________________________________
  Financial Institution Name      Financial Institution Transit/Routing
                                                                 Number
_______________________________   _____________________________________
  Street                            City                State     Zip


STEP 4 Section A
  DEPOSITOR'S AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT
YOU MUST ALSO COMPLETE STEP 4, SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by the Agent, PFPC Inc., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits.
I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.

I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number __________________________________

Name and Address where my/our account is maintained
Name of Financial Institution__________________________________________

Street Address_________________________________________________________

City_______________________________State _________________ Zip ________

Name(s) and Signature(s) of Depositor(s) as they appear where account is registered
_________________________________________________
        (Please Print)
X________________________________________________  ____________________
        (Signature)                                    (Date)
_________________________________________________
        (Please Print)
X________________________________________________  ____________________
        (Signature)                                    (Date)


                        INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above

So that you may comply with your depositor's request, Aquila Distributors, Inc. (the "Distributor") agrees:

1 Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated Clearing House Association.

2 To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.

  3 To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.


STEP 4 Section B
SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED

- The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Fund and has received and read a current Prospectus of the Fund and agrees to its terms.

- I/We authorize the Fund and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, the Fund and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Fund account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We authorize the Fund and its agents to correct any transfer error by a debit or credit to my/our Financial Institution account and/or Fund account and to charge the account for any related charges. I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.

- The Fund, the Agent and the Distributor and their trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number; name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies (i) that number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such number has been issued, and a number has been or will soon be applied for; if a number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a number is provided and the undersigned may be subject to a $50 I.R.S. penalty;
   or (b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW. FOR A TRUST, ALL TRUSTEES MUST SIGN.*

  __________________________     __________________________     _________
 Individual (or Custodian)      Joint Registrant, if any          Date
__________________________     __________________________     _________
Corporate Officer, Partner,    Title                             Date
Trustee, etc.

* For trusts, corporations or associations, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.


SPECIAL INFORMATION

- Certain features (Automatic Investment, Telephone Investment, Expedited Redemption and Direct Deposit of Dividends) are effective 15 days after this form is received in good order by the Fund's Agent.

- You may cancel any feature at any time, effective 3 days after the Agent receives written notice from you.

- Either the Fund or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.

- The Fund reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.


BANKING INFORMATION

- If your Financial Institution account changes, you must complete a Ready Access Features Form which may be obtained from Aquila Distributors at 1-800-882-4937 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Fund's Agent.


TERMS OF LETTER OF INTENT AND ESCROW

     By checking Box 3c and signing the Application, the investor is entitled to make each purchase at the public offering price applicable to a single transaction of the dollar amount checked above, and agrees to be bound by the terms and conditions applicable to Letters of Intent appearing below.

     The investor is making no commitment to purchase shares, but if the investor's purchases within thirteen months from the date of the investor's first purchase do not aggregate $25,000, or, if such purchases added to the investor's present holdings do not aggregate the minimum amount specified above, the investor will pay the increased amount of sales charge prescribed in the terms of escrow below.

     The commission to the dealer or broker, if any, named herein shall be at the rate applicable to the minimum amount of the investor's specified intended purchases checked above. If the investor's actual purchases do not reach this minimum amount, the commissions previously paid to the dealer will be adjusted to the rate applicable to the investor's total purchases. If the investor's purchases exceed the dollar amount of the investor's intended purchases and pass the next commission break-point, the investor shall receive the lower sales charge, provided that the dealer returns to the Distributor the excess of commissions previously allowed or paid to him over that which would be applicable to the amount of the investor's total purchases.

     The investor's dealer or broker shall refer to this Letter of Intent in placing any future purchase orders for the investor while this letter is in effect.

      The escrow shall operate as follows:

1. Out of the initial purchase (or subsequent purchases if necessary), 3% of the dollar amount specified in the Letter of Intent (computed to the nearest full share) shall be held in escrow in shares of the Fund by the Agent. All dividends and any capital distributions on the escrowed shares will be credited to the investor's account.

2. If the total minimum investment specified under the letter is completed within a thirteen-month period, the escrowed shares will be promptly released to the investor. However, shares disposed of prior to completion of the purchase requirement under the letter will be deducted from the amount required to complete the investment commitment.

3. If the total purchases pursuant to the letter are less than the amount specified in the letter as the intended aggregate purchases, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. If such difference in sales charges is not paid within twenty days after receipt of a request from the Distributor or the dealer, the Distributor will, within sixty days after the expiration of the letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full shares and any cash proceeds for a fractional share remaining after such redemption will be released to the investor. The escrow of shares will not be released until any additional sales charge due has been paid as stated in this section.

4. By checking Box 3c and signing the Application, the investor irrevocably constitutes and appoints the Agent or the Distributor as his attorney to surrender for redemption any or all escrowed shares on the books of the Fund.


AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.

  2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.

3. Dividends and distributions will be reinvested in shares of the Fund at net asset value without a sales charge.

4. Redemptions of shares in connection with disbursement payments will be made at the net asset value per share in effect at the close of business on the last business day of the month or quarter.

5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks time in mailing such notification before the requested change can be put in effect.

6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

10.Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made.
   Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

MANAGER AND FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

INVESTMENT SUB-ADVISER
Zions First National Bank
One South Main Street
Salt Lake City, Utah 84111

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Gary C. Cornia
William L. Ensign
Diana P. Herrmann
Anne J. Mills
R. Thayne Robson

OFFICERS
Diana P. Herrmann, President
Jerry G. McGrew, Senior Vice President
Kimball L. Young, Senior Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M. W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

  CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG LLP
757 Third Avenue
New York, New York 10017

COUNSEL
Hollyer Brady Smith & Hines LLP
551 Fifth Avenue
New York, New York 10176

Back Cover

     This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.

     You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge, upon request by calling 1-800-446-8824 (toll-free).

          In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

This Prospectus should be read and retained for future reference

The file number under which the Fund is registered with the SEC under the
Investment Company Act of 1940 is 811-6239



  TABLE OF CONTENTS


The Fund's Objective, Investment Strategies
and Main Risks................................
Risk/Return Bar Chart and Performance Table ..
Fees and Expenses of the Fund.................
Investment of the Fund's Assets...............
Fund Management...............................
Net Asset Value per Share.....................
Purchases ....................................
Redeeming Your Investment.....................
Alternate Purchase Plans......................
Dividends and Distributions...................
Tax Information...............................
Financial Highlights..........................
Application and Letter of Intent..............

TAX-FREE FUND FOR UTAH

[LOGO]

One of The
Aquilasm Group of Funds

A tax-free income investment

PROSPECTUS


To receive a free copy of the Fund's SAI, annual or semi-annual report, or other information about the fund, or to make shareholder inquiries call:

           the Fund's Shareholder Servicing Agent at
                     800-446-8824 toll free

                      or you can write to:

                            PFPC Inc
                      400 Bellevue Parkway
                      Wilmington, DE 19809

For general inquiries and yield information, call 800-882-4937 or 212-697-6666

This Prospectus should be read and retained for future reference

                     Tax-Free Fund For Utah
                 380 Madison Avenue, Suite 2300
                    New York, New York 10017
              800-UTAH-YES (800-882-4937)
                          212-697-6666

Prospectus

                                          October 31, 2000
Class Y Shares
Class I Shares

Tax-Free Fund For Utah is a mutual fund that seeks to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital. The Fund invests in municipal obligations that pay interest exempt from Utah state and regular Federal income taxes that are of investment grade quality.

For purchase, redemption or account inquiries contact the Fund's
Shareholder Servicing Agent:

    PFPC Inc. *  400 Bellevue Parkway * Wilmington, DE 19809
                  Call 800-446-8824 toll free

           For general inquiries & yield information
          Call 800-882-4937 toll free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Fund's Objective, Investment Strategies and Main Risks

"What is the Fund's objective?"

     The Fund's objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.

"What is the Fund's investment strategy?"

     The Fund invests in tax-free municipal obligations which pay interest exempt from Utah state and regular Federal income taxes. We call these "Utah Double-Exempt Obligations." At least 65% of the portfolio will always consist of obligations issued by the State of Utah, its counties and various other local authorities. These obligations can be of any maturity, but the Fund's average portfolio maturity has traditionally been between 10 and 20 years. At the time of purchase, an obligation must be considered "investment grade."


     The Sub-Adviser selects obligations for the Fund's portfolio to best achieve the Fund's objectives. The Sub-Adviser evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.

     The interest paid on certain types of Utah Double-Exempt Obligations may be subject to the Federal alternative minimum tax ("AMT"). At least 80% of the Fund's net assets must be invested in tax-exempt Utah Double-Exempt Obligations whose interest is not subject to AMT.

"What are the main risks of investing in the Fund?"

     Among the risks of investing in shares of the Fund and its portfolio of securities are the following:

     Loss of money is a risk of investing in the Fund.

     The Fund's assets, being primarily or entirely Utah issues, are subject to economic and other conditions affecting Utah.
Adverse local events, such as a downturn in the Utah economy, could affect the value of the Fund's portfolio.

     There are two types of risk associated with any fixed-income debt securities such as Utah Double-Exempt Obligations: interest rate risk and credit risk.

         * Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Utah Double-Exempt Obligations, will normally decline. All fixed-rate debt securities, even the most highly rated Utah Double-Exempt Obligations, are subject to interest rate risk. Utah Double-Exempt Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

         * Credit risk relates to the ability of the particular issuers of the Utah Double-Exempt
         Obligations the Fund owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

     An investment in the Fund is not a deposit in Zions First National Bank, Zions Bancorporation or its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers.

                      TAX-FREE FUND FOR UTAH
          RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in Tax-Free Fund For Utah by showing changes in the performance of the Fund's Class Y Shares from year to year over a three-year period and by showing how the Fund's average annual returns for one year and since inception compare to a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.



[Bar Chart]
Annual Total Returns
1997-1999

20%
18%
16%
14%
12%
10%       8.87
 8%       XXXX
 6%       XXXX  5.60
 4%       XXXX  XXXX
 2%       XXXX  XXXX
 0%       XXXX  XXXX
-2%                   XXXX
-4%                   XXXX
-6%                  -5.10
          1997  1998  1999
     Calendar Years

During the period shown in the bar chart, the highest return for a quarter was 3.13% (quarter ended June 30, 1997) and the lowest return for a quarter was -2.31% (quarter ended June 30, 1999).

The year-to-date (from January 1, 2000 to September 30, 2000) total return was 7.11% for Class Y Shares.




                      Average Annual Total Return

                                                Since
For the period                        1-Year   inception*
ended December 31, 1999

Tax-Free Fund For Utah
Class Y Shares                         -5.10%     4.25%

Tax-Free Fund For Utah
Class I Shares**                         N/A       N/A

Lehman Brothers
Municipal Bond Index***                -2.10%     5.71%

*From commencement of class on May 21, 1996.

**Commencement of Class I Shares was on January 31, 1998. To date no Class I Shares have been sold.

***The Lehman Brothers Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade long-term municipal securities of issuers throughout the United
States.

                     TAX-FREE FUND FOR UTAH
                 FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. No Class I Shares are currently outstanding.


                                         Class I        Class Y
                                         Shares         Shares
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases........................ None          None
  (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)........ None          None
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends or Distributions
  (as a percentage of offering price)....... None          None
Redemption Fees............................. None          None
Exchange Fee................................ None          None


Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)


Management Fee(1)........................... 0.50%         0.50%
  Distribution
and/or Service (12b-1)Fee................... 0.10%(2)      None
All Other Expenses (2)...................... 0.60%         0.40%
 Total Annual Fund Operating Expenses (3)... 1.20%         0.90%

(1) The Fund pays the Manager an advisory fee at the annual rate of 0.50% of 1% of average annual net assets of which 0.41 of 1% was waived; the Manager pays the Sub-Adviser a sub-advisory fee at the annual rate of 0.23 of 1% of average annual net assets of which 0.14 of 1% was waived.

(2) Current rate; up to 0.25% can be authorized.

(3) At present, fees are being partially waived by the Manager and the Sub-Adviser. It is anticipated that once the asset size of the Fund reaches approximately $100 million, these waivers may no longer be necessary. Also, operating expenses are being subsidized through reimbursement by the Manager. This subsidy is being phased out progressively so that the Fund will bear its own expenses, other than management fees, once its asset size reaches approximately $100 million. The undertakings of the Manager and the Sub-Adviser as to fee waivers and the practices of the Manager as to expense reimbursement may operate to reduce the fees and expenses of the Fund in order for the Fund to maintain a competitive yield. These waivers and reimbursements can be discontinued at any time. The expense ratios for the fiscal year ended June 30, 2000 after giving effect to the waivers, expense reimbursement and the expense offset for uninvested cash balances were incurred at the following annual rates: management fees, all other expenses, and total Fund operating expenses for Class I Shares would have been 0.09%, 0.50% and 0.59% respectively: for Class Y, these expenses would have been 0.09%, 0.30%, and 0.39%, respectively. Other expenses for the two classes differ because Class I Shares bear program costs for financial intermediaries of 0.25%, which includes transfer agent services, and charges common to both classes of 0.35%; Class Y Shares bear only the common charges of 0.35% and an allocation for transfer agent services of 0.05%.


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year   3 years   5 years    10 years
Class I Shares.......... $122      $381      $660      $1,455
Class Y Shares.......... $ 92      $287      $498      $1,108


Investment of the Fund's Assets

"Is the Fund right for me?"

     The shares of the Fund are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Utah state and regular
Federal income taxes.

     Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity. Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. (the "Distributor") has entered into sales agreements. The Fund does not sell the shares of either class directly to retail customers.

Utah Double-Exempt Obligations

     The Fund invests in Utah Double-Exempt Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Utah income taxes other than taxes on corporations. They include obligations of Utah issuers and certain non-Utah issuers, of any maturity.

    At the time of purchase, the Fund's Utah Double-Exempt
Obligations must be of investment grade quality. This means that they must either

* be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

* if unrated, be determined to be of comparable quality by the Fund's Sub-Adviser, Zions First National Bank.

     The obligations of non-Utah issuers that the Fund can purchase are those issued by or under the authority of states other than Utah, Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Utah income taxes other than taxes on corporations.

Municipal Obligations

     Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

     There are two principal classifications of municipal obligations: "notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

     The various public purposes for which municipal obligations are issued include:

          *    obtaining funds for general operating expenses,
          *    refunding outstanding obligations,
          * obtaining funds for loans to other public institutions and facilities, and
          * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

          *    tax, revenue or bond anticipation notes,
          *    construction loan notes,
          *    project notes, which sometimes carry a U.S.
          government guarantee,
          * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and
          *    floating and variable rate demand notes.

"What factors may affect the value of the Fund's investments and their yields?"

     Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Fund's portfolio. Any such change may have different effects on short-term and long-term Utah Double-Exempt Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Fund may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Fund's objective, preservation of capital, it may also result in a lower level of income.

"What are the main risk factors and special considerations regarding investment in Utah Double-Exempt Obligations?"

     The following is a discussion of the general factors that might influence the ability of Utah issuers to repay principal and interest when due on Utah Double-Exempt Obligations that the Fund owns. The Fund has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.

     Utah's economy is dominated by service industries, trade, government and various manufacturing sectors. While Utah's economy has significantly outperformed the national economy for several years, and its overall employment growth rate in recent years has ranked among the highest in the nation, there can be no assurance that such conditions will continue in the future.

     The population of the State has increased in recent years, with the increase being attributable to both natural population increase and net in-migration. From fiscal years 1984 through 1989 the State experienced out-migration because of an economy outpaced by the growth of its labor force and a decline in the State's energy producing industries. It is not known at the present time whether current trends will continue. Utah has more school-age children and fewer working adults, as a percentage of its population, than any other state; hence, to pay the State's education costs, Utah households pay more in state and local taxes per household than the national average. This current relatively high level of taxation could adversely affect the ability of Utah issuers to raise taxes substantially or at all.

     A large percentage of the land in Utah is owned by the Federal Government or included in Indian reservations, thereby reducing the tax base of the State and its political subdivisions. Some communities in the State contain major industries heavily dependent on defense-related government contracts for their revenues. The termination of such government contracts could increase unemployment and reduce taxes paid by such industries.

     The ability of Utah and its political subdivisions to borrow money and to levy and collect taxes is limited by constitutional and statutory restrictions such as debt limitations and limitations on revenue increases. In recent years attempts have been made by popular initiative to further restrict the borrowing and taxing capacity of the State and its political subdivisions. It is not possible to predict whether any such proposals will be enacted in the future or their possible impact on State or local government financing.

     The State receives revenues from three principal sources:
(a) taxes and licenses; (b) Federal grants-in-aid; and (c) fees, the State's share of mineral royalties, bonuses on Federal land and other miscellaneous charges and receipts. A substantial portion of revenues come from sales taxes. The State collects an individual income tax and a corporate franchise tax, but all net revenues from such taxes are distributed to local school districts.

     Local governments are heavily dependent on ad valorem property tax revenues, but also can receive revenues from other local taxes and fees. There can be no assurance that a material downturn in the State's economy, with the resulting impact on State and local finances, will not adversely affect the market value of the Utah Double-Exempt Obligations held in the Fund or the ability of the respective obligors to make debt service payments on such Utah Double-Exempt Obligations.

     The availability of water is a significant concern in Utah.
During the past decade the State has experienced periods of both flooding and drought. Water issues will likely affect the growth and prosperity of the State in the future.

     The Utah Double-Exempt Obligations in which the Fund may invest from time to time include general obligation bonds, revenue bonds, industrial revenue bonds and special tax assessment bonds, and the sensitivity of each of these types of investments to the general and economic factors discussed above may vary significantly. No assurance can be given as to the effect, if any, that these factors, individually or in the aggregate, may have on any individual Utah Double-Exempt Obligations or on the Fund as a whole.

     Obligations of non-Utah issuers are subject to the risks of general economic and other factors affecting those issuers.

Fund Management

"How is the Fund managed?"

     Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. It has delegated its investment advisory duties, including portfolio management, to the Sub-Adviser, Zions First National Bank, under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund, either keeping the accounting records of the Fund, or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Fund, maintaining the Fund's books and records and providing other administrative services.

     The Sub-Adviser provides the Fund with local advisory services.

     Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Sub-Adviser's expense, for pricing of the Fund's portfolio daily.

     During the fiscal year ended June 30, 2000, the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets.

Information about the Manager and the Sub-Adviser

     The Fund's Manager is founder and Manager and/or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of August 31, 2000, these funds had aggregate assets of approximately $3.1 billion, of which approximately $1.7 billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife.

     The Sub-Adviser, Zions First National Bank ("Zions" or the "Sub-Adviser"), was founded in 1873 and is a wholly-owned subsidiary of Zions Bancorporation, a Utah-headquartered financial services company. In addition to advising the Fund, Zions' advisory experience includes investment management services to affiliate banks, corporate foundations and profit-sharing trusts, retirement funds, charitable foundations, endowments and individual investors throughout the United States. Zions and its parent, Zions Bancorporation, have offices at One South Main Street, Salt Lake City, Utah 84111. Zions is the second largest bank in the state of Utah and one of the largest banks in the intermountain region. The Fund pays fees at a rate of up to 0.50 of 1% of average annual net assets to its Manager which in turn pays up to 0.23 of 1% of average annual net assets to the Sub-Adviser, although some or all of these fees may be waived temporarily.

     Mr. Richard K. Baird, CFA, is the portfolio manager of the Fund. He is a Vice President and Senior Portfolio Manager of the Sub-Adviser and has been employed by the Sub-Adviser since February 1999. From 1996-1999 he was employed by First Security Investment Management as a Senior Portfolio Manager and manager of the Achievement Municipal Bond Fund. From 1987-1996 he was a portfolio manager for Seafirst Bank in Seattle, Washington. He has earned the professional designation of Chartered Financial Analyst (CFA) from the Association for Investment Management and Research and has 18 years of discretionary investment management experience. He received his B.S. degree in Finance from Brigham Young University and took post-graduate business courses at the University of Colorado.


                Net Asset Value per Share

     The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on portfolio market value, except that Utah Double-Exempt Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                       Purchases

"Are there alternate purchase plans?"

     Yes. This Prospectus offers two separate classes of shares. All classes represent interests in the same portfolio of Utah Double-Exempt Obligations.

"Can I purchase shares of the Fund?"

     You can purchase shares of the Fund if you live in Utah or in one of the other states listed below. You should not purchase shares of the Fund if you do not reside in one of the following states. Otherwise, the Fund can redeem the shares you purchased. This may cause you to suffer a loss and may have tax consequences.

     Also, if you do not reside in Utah, dividends from the Fund may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Fund.

     On the date of this Prospectus, Class Y Shares and Class
I Shares are available only in:

*Utah * Colorado * District of Columbia *Florida * Hawaii * New
Jersey * New York

     The Fund and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"

For Class Y Shares:

     $1,000. Subsequent investments can be in any amount.

For Class I Shares:

     Financial intermediaries can set their own requirements for initial and subsequent investments.

     Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

"How do I purchase shares?"

You may purchase Class Y Shares:

* through an investment broker or dealer, or a bank or financial intermediary, which has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Fund's Agent, PFPC Inc.

*    The price you will pay is net asset value for both Class Y
     Shares and Class I Shares. (See "What price will I pay for the Fund's shares?")

You may purchase Class I Shares only through a financial intermediary.

Opening a Class Y Shares           Adding to a Class Y Shares
Account                            Account

* Make out a check for             * Make out a check for
the investment amount              the investment amount
payable to                         payable to
Tax-Free Fund For Utah             Tax-Free Fund For Utah


* Complete the application      * Fill out the pre-printed
included with the Prospectus,      stub attached
indicating the features            to the Fund's
you wish to authorize          confirmations or supply
                                   the name(s) of account
                                   owner(s), the account number,
                                   and the name of the Fund

* Send your check and              * Send your check and
completed application              account information
to your dealer or                  to your dealer or
to the Fund's                      to the Fund's
Agent, PFPC Inc.                   Agent, PFPC Inc.


"Can I transfer funds electronically?"

     You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

     * Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

     * Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

     Before you can transfer funds electronically, the Fund's Agent must have your completed application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                Redeeming Your Investment

Redeeming Class Y Shares

     You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

     There is no minimum period for investment in the Fund, except for shares recently purchased by check, or by Automatic or Telephone Investment as discussed below.

     A redemption may result in a tax liability for you.

"How can I redeem my investment?"

By mail, send instructions to:

PFPC Inc.
Attn: Aquilasm Group of Funds
400 Bellevue Parkway
Wilmington, Delaware 19809


By telephone, call:

800-446-8824

By FAX, send
instructions to:

302-791-3055

For liquidity and convenience, the Fund offers expedited redemption for Class Y Shares.

Expedited Redemption Methods

You may request expedited redemption in two ways:

     1 By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

     a) to a Financial Institution account you have previously specified;

     b) by check in the amount of $50,000 or less, mailed to the same name and address (which has been unchanged for the past 30 days) as the account from which you are redeeming. You may only redeem by check via telephone request once in any 7-day period.

                     Telephoning the Agent

     Whenever you telephone the Agent, please be prepared to supply:

     account name(s) and number

     name of the caller

     the social security number registered to the account

     personal identification


     Note: Check the accuracy of your confirmation statements immediately. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

     2 By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent: PFPC Inc., by FAX at 302-791-3055 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

     account name(s)

     account number

     amount to be redeemed

     any payment directions.

     To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

The name(s) of the shareholder(s) on the Financial Institution account must be identical to those on the Fund's records of your account.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access
Features Form.

Regular Redemption Method

     To redeem by the regular redemption method, send a letter of instruction to the Fund's Agent, which includes:

     account name(s)

     account number

     dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

     signature(s) of the registered shareholder(s) and

     signature guarantee(s), if required, as indicated below.

     To be in "proper form," your letter must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

     We may require additional documentation for certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record. The Agent may require signature guarantees if insufficient documentation is on file.

     We do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record, except as noted above. In all other cases, signatures must be guaranteed.

     Your signature may be guaranteed by any:

     member of a national securities exchange

     U.S. bank or trust company

     state-chartered savings bank

     federally chartered savings and loan association

     foreign bank having a U.S. correspondent bank; or

     participant in the Securities Transfer Association Medallion
     Program ("STAMP"), the Stock Exchanges Medallion Program
     ("SEMP") or the New York Stock Exchange, Inc. Medallion
     Signature Program ("MSP").

     A notary public is not an acceptable signature guarantor.

Redemption of Class I Shares

     You may redeem all or any part of your Class I Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Fund. The Fund does not impose redemption fees or penalties on redemption of Class I Shares. A redemption may result in a transaction taxable to you.

"When will I receive the proceeds of my redemption?"

     Redemption proceeds for Class Y Shares are normally sent on the next business day following receipt of your redemption
request in proper form. Except as described below, payments will normally be sent to your address of record within 7 days.
Redemption          Method of Payment        Charges

Under $1,000        Check                    None

$1,000 or more      Check or, if and         None
                    as you requested
                    on your Application
                    or Ready Access Features
                    Form, wired or
                    transferred through
                    the Automated Clearing
                    House to your Financial
                    Institution account

Through a broker/   Check or wire, to        None; however,
dealer              your broker/dealer       your broker/dealer
                                             may charge a fee.

     Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

     Redemption payments for Class I Shares are made to financial intermediaries.

     The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

     The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur
(i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and
(iv) during such other periods as the SEC may permit.

     The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic
Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

     Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Is there an Automatic Withdrawal Plan?"

     Yes, but it is only available for Class Y Shares. Under an Automatic Withdrawal Plan you can arrange to receive a monthly or quarterly check in a stated amount, not less than $50.

                Alternate Purchase Plans

Distribution Arrangements

     In this Prospectus the Fund provides you with two alternative ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of Utah Double-Exempt Obligations.

                    Class Y Shares           Class I Shares
               "Institutional Class"    "Financial Intermediary
                                        Class"

Initial Sales       None                     None. Financial
Charge                                       Intermediaries may
                                             charge a fee for
                                             purchase of shares.


Contingent          None                     None
Deferred Sales
Charge

Distribution and    None                     Distribution fee of
Service Fees                                 up to 0.25 of 1% of
                                             average annual net
                                             assets allocable to
                                             Class I Shares,
                                             currently 0.10 of 1%
                                             of such net assets,
                                             and a service fee
                                             of 0.25 of 1% of
                                             such assets.

"What price will I pay for the Fund's shares?"

     The offering price for Class Y Shares is the net asset value per share. You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Dealers have the added flexibility of transmitting orders received prior to 4:00 p.m. New York time to the Distributor or Agent before the Distributor's close of business that day (normally 5:00 p.m. New York time) and still receiving that day's offering price. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended, or (2) when the Distributor judges it is in the Fund's best interest to do so.

     The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined offering price.

"What about confirmations and share certificates?"

     A statement will be mailed to you confirming each purchase of Class Y Shares in the Fund. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share). Financial intermediaries will confirm purchases of Class I Shares. The Fund will not issue certificates for Class Y Shares or Class I Shares.


"Is there a Distribution Plan or a Services Plan?"

     The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

          (i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

          (ii) permit the Manager, out of its own funds, to make payment for distribution expenses; and

    (iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

     No payments are made with respect to assets represented by Class Y Shares.

     Under the Plan, the Fund makes payments with respect to Class I Shares under agreements to certain broker/dealers, or others who have (i) rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's shares or (ii) assisted in the servicing of shareholder accounts.

     For any fiscal year, payments with respect to Class I Shares are made at a rate set from time to time by the Board of Trustees (currently 0.10 of 1%) but not more than 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Fund. Such payments can be made only out of the Fund's assets allocable to the Class I Shares. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Services Plan for Class I Shares

     The Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class I shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class I Shares. Payment is made only out of the Fund's assets represented by Class I Shares. No payments are made with respect to assets represented by Class Y Shares.

"Transfer on Death" ("TOD") Registration (Not available for
Class I Shares)

     If you own Class Y Shares, the Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker-dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules. This service is not available for Class I Shares.

               Dividends and Distributions

"How are dividends and distributions determined?"

     The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration, less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund's income varies, so will the Fund's dividends. There is no fixed dividend rate. It is expected that most of the Fund's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.


     Redeemed shares continue to earn dividends through and including the earlier of:

               1. the day prior to the day when
          redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

               2. the third day the New York Stock
          Exchange is open after the day the net asset value of the redeemed shares was determined.

     The Fund's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"

     Dividends and distributions will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value on the record date for the dividend or distribution, unless you elect otherwise.

     If you own or purchase Class Y Shares, you may choose to have all or any part of the payments for dividends or distributions paid in cash. You can elect to have the cash portion of dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

     You can make any of these elections on the Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

     All arrangements for the payment of dividends and distributions with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries.

     All Class Y shareholders, whether their dividends or distributions are received in cash or reinvested, will receive a monthly statement indicating the current status of their investment account with the Fund. Financial intermediaries provide their own statements of Class I Shares accounts.

     If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 31% upon payment of redemptions to shareholders and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

                     Tax Information

     Net investment income includes income from Utah Double-Exempt Obligations in the portfolio that the Fund allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Fund will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

     It is possible that a portion of the distributions paid by the Fund in excess of its net tax-exempt income will be subject to federal and Utah income taxes. During the Fund's fiscal year ended June 30, 2000, 93.27% of the Fund's dividends were exempt- interest dividends. For the calendar year 1999, of total dividends paid on Class Y Shares, 0.05% was taxable as ordinary income, 1.69% was taxable as long-term capital gains and the balance was exempt- interest dividends. No Class I Shares were outstanding during the period. The percentage of tax-exempt income from any particular dividend may differ from the percentage of the Fund's tax-exempt income during the dividend period.

     Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income which is distributed regardless of gains or losses.

     The Fund intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Fund on Utah Double-Exempt Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Fund) received or acquired during the year.

     The Fund will treat as ordinary income in the year received certain gains on Utah Double-Exempt Obligations it acquired after April 30, 1993 and sells for less than face or redemption value.
Those gains will be taxable to you as ordinary income, if distributed.

     Capital gains dividends (net long-term gains over net short-term losses) which the Fund distributes and so designates are reportable by shareholders as gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Fund or receives it in cash, regardless of the length of time the investment is held.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed, but carried forward by the Fund to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

     The Fund's gains or losses on sales of Utah Double-Exempt
Obligations will be deemed long- or short-term, depending upon the length of time the Fund holds these obligations.

     You will receive information on the tax status of the Fund's dividends and distributions annually.

Special Tax Matters

     Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     If you or your spouse are receiving Social Security or railroad retirement benefits, a portion of these benefits may become taxable, if you receive exempt-interest dividends from the Fund.

     If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Fund.

     Interest from all Utah Double-Exempt Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Fund will not invest more than 20% of its assets in the types of Utah Double-Exempt Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Utah taxes?"

     Distributions of interest income made by the Fund from Utah Double-Exempt Obligations will generally be treated for purposes of the Utah Individual Income Tax Act in the same manner as they are treated under the Internal Revenue Code for Federal income tax purposes. Individual shareholders of the Fund generally will not be subject to Utah income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Utah Double-Exempt Obligations. Certain subtractions relating to retirement income received by shareholders under the age of 65 and the exemption allowed to individuals over the age of 65 may be reduced because the receipt of exempt-interest dividends from the Fund will be added to federal adjusted gross income for purposes of calculating the income of individuals for Utah income tax purposes. Other distributions from the Fund, including capital gains dividends, will generally not be exempt from Utah income tax.

     For corporate investors, distributions of interest income from Utah Double-Exempt Obligations are not exempt from the Utah corporate franchise and income tax, although a credit against the corporate franchise and income tax is available with respect to a portion of the interest income from obligations issued by the State of Utah, its agencies and instrumentalities and its political subdivisions. Prior to January 1, 1993 the credit is generally equal to 2.5% of the gross interest income from such Utah obligations. From and after January 1, 1993, the credit is generally equal to 1% of the gross interest income from such Utah obligations. The Utah corporate franchise or income tax applies to every state or national bank or corporation, with certain exceptions specifically enumerated by Utah law.

     Shares of the Fund will not be subject to the Utah property tax.

     Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investment in the Fund.



The table shown below for Class A Shares is for information purposes only. Class A Shares are not offered by this Prospectus. No historical information exists for Class I Shares which were established on October 31, 1997.

                        TAX-FREE FUND FOR UTAH
                           FINANCIAL HIGHLIGHTS
              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                              Class A(1)                Class Y(2)
                         Year Ended June 30,      Year Ended June 30,

                         2000   1999    1998       2000    1999  1998
Net Asset Value,
  Beginning of Period..... $9.88 $10.24  $9.94       $9.88 $10.24 $9.94
Income from Investment
    Operations:
  Net investment
    income.............   0.48   0.49   0.52        0.45   0.45  0.53
  Net gain (loss) on
    securities (both
    realized and
    unrealized)......... (0.44) (0.36)   0.30      (0.38) (0.32) 0.30
  Total from Investment
    Operations..........  0.04   0.13    0.82      (0.07)  0.13  0.83

Less Distributions:
  Dividends from net
    investment income... (0.51) (0.49)  (0.52)     (0.53) (0.49) (0.53)
Distributions from
  Capital Gains          (0.06)    -      -        (0.06)   -      -
  Total Distributions... (0.57) (0.49)  (0.52)     (0.59) (0.49) (0.53)

Net Asset Value, End
  of Period............... $9.35  $9.88  $10.24      $9.36  $9.88 $10.24

Total Return (not
  reflecting sales
  charge)(%)............  0.57   1.19    8.41       0.86  1.19   8.52
Ratios/Supplemental Data
  Net Assets, End of Year
   ($ thousands)........ 34,171 47,251  29,013       0.1    5   1,988
  Ratio of Expenses to
    Average Net
    Assets (%)..........  0.42   0.45    0.34        0.42  0.43   0.37
  Ratio of Net Investment
    Income to Average Net
    Assets (%)..........  5.06   4.57    5.06        4.88  4.45   5.02

Portfolio Turnover
  Rate (%).............. 48.99  87.49   11.31      48.99 87.49  11.31

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

  Ratio of Expenses
   to Average Net Assets(%)
                          1.11    1.04    1.30       0.86  0.96   1.10

  Ratio of Net Investment
   Income to
   Average Net
   Assets(%)              4.37    3.98    4.10       4.43  3.92   4.29

The expense ratios after giving effect to the waivers, expense reimbursement and expense offset for uninvested cash balances were:

Ratio of Expenses to
  Average Net Assets(%)   0.39    0.38    0.33       0.39  0.34   0.36




           Class A(1)           Class Y(2)
                               Year Ended      Period Ended
     Year Ended June 30,        June 30,         June 30,
     1997         1996           1997            1996(3)
    $ 9.74      $ 9.59          $9.74            $ 9.77
      0.52        0.54           0.61              0.06
      0.21        0.15           0.21             (0.03)
      0.73        0.69           0.82              0.03
     (0.53)      (0.54)         (0.62)            (0.06)
       -           -               -                 -
     (0.53)      (0.54)         (0.62)            (0.06)
    $ 9.94      $ 9.74         $ 9.94            $ 9.74
      7.72        7.17           8.69              0.29+
     29,071     28,881            41               0.10
      0.28        0.20           0.08              0.03+
      5.44        5.48           5.64              0.61+
      5.09       11.15           5.09             11.15+
      1.32        1.29           1.12              0.11+
      4.40        4.39           4.60              0.53+
      0.27        0.19           0.07              0.03+

(1) Designated as Class A Shares on May 21, 1996.

(2) New Class of Shares established on May 21, 1996.

(3) From May 21, 1996 through June 30, 1996.

+ Not annualized.

Note: Effective July 16, 1998, Zions First National Bank became the
Fund's Investment Sub-Adviser, replacing First Security Investment
Management, Inc.


                  APPLICATION FOR TAX-FREE FUND FOR UTAH
                      FOR CLASS I and Y SHARES ONLY
              PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
                                PFPC Inc.
                400 Bellevue Parkway, Wilmington, DE 19809
                              1-800-446-8824

STEP 1
A. ACCOUNT REGISTRATION

___Individual Use line 1
___Joint Account*   Use lines 1&2
___For a Minor   Use line 3
___For Trust, Corporation, Partnership or other Entity   Use line 4

* Joint accounts will be joint tenants with rights of survivorship unless otherwise specified.
** Uniformed Gifts/Transfers to Minors Act.

Please type or print name(s) exactly as account is to be registered
  1.______________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
2.______________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
3.______________________________________________________________________
  Custodian's First Name      Middle Initial          Last Name
Custodian for __________________________________________________________
                   Minor's First Name   Middle Initial   Last Name
Under the ___________UGTMA** ___________________________________________
         Name of State       Minor's Social Security Number
4. _____________________________________________________________________
   _____________________________________________________________________
(Name of corporation or organization. If a trust, include the name(s) of trustees in which account will be registered and the name and date of the trust instrument. An account for a pension or profit sharing plan or trust may be registered in the name of the plan or trust itself.)
________________________________________________________________________
        Tax I.D. Number    Authorized Individual          Title


B. MAILING ADDRESS AND TELEPHONE NUMBER

________________________________________________________________________
  Street or PO Box                           City
_________________________________        (______)_______________________
  State           Zip                        Daytime Phone Number

Occupation:________________________Employer:____________________________

Employer's Address:_____________________________________________________
                   Street Address:               City  State  Zip

Citizen or resident of: ___ U.S. ___ Other Check here ___ if you are a non-U.S. citizen or resident and not subject to back-up withholding
(See  certification in Step 4, Section B, below.)


C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by dealer or broker)

______________________________      ____________________________________
Dealer Name                           Branch Number
______________________________      ____________________________________
Street Address                        Rep. Number/Name
______________________________      (_________)_________________________
  City          State    Zip         Area Code        Telephone



STEP 2 PURCHASES OF SHARES
A. INITIAL INVESTMENT

(Indicate class of shares)

-- Class I Shares
  -- Class Y Shares

Make check payment to TAX-FREE FUND FOR UTAH

__ Initial Investment $______________ (Minimum $1,000)


B. DISTRIBUTIONS

Income dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless otherwise indicated below.

You can have any portion of either type reinvested, with the balance paid in cash, by indicating a percent below:

Income dividends are to be:___ % Reinvested  __%_Paid in cash*

Capital Gains Distributions are to be: ___% Reinvested  ___% Paid in cash*

    * For cash dividends, please choose one of the following options:

___ Deposit directly into my/our Financial Institution account.
    ATTACHED IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing the Financial Institution account where I/we would like you to deposit the dividend. (A Financial Institution is a commercial bank, savings bank or credit union.)

___ Mail check to my/our address listed in Step 1B.


STEP 3
SPECIAL FEATURES

A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to have amounts automatically drawn on your Financial Institution account and invested in your Tax-Free Fund For Utah account. To establish this program, please complete Step 4, Sections A & B of this Application.

I/We wish to make regular monthly investments of $ _________________ (minimum $50) on the ___ 1st day or ___ 16th day of the month (or on the first business day after that date).

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


B. TELEPHONE INVESTMENT
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to add to your account (minimum $50 and maximum $50,000) at any time you wish by simply calling the Fund toll-free at 1-800-446-8824. To establish this program, please complete Step 4, Sections A & B of this Application.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


C. AUTOMATIC WITHDRAWAL PLAN

(Minimum investment $5,000)

Application must be received in good order at least 2 weeks prior to first actual liquidation date.
(Check appropriate box)
___ Yes ___ No

    Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, PFPC Inc.(the "Agent") is authorized to redeem sufficient shares from this account at the then current net asset value, in accordance with the terms below:

Dollar Amount of each withdrawal $ ______________beginning______________
                                   Minimum: $50             Month/Year
         Payments to be made: ___ Monthly or ___ Quarterly

    Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate Financial
Institution name, address and your account number.

________________________________________     ___________________________
First Name   Middle Initial   Last Name      Financial Institution Name
_______________________________     ____________________________________
Street                              Financial Institution Street Address
_______________________________     ____________________________________
City              State    Zip      City                  State     Zip

                                    ____________________________________
                                    Financial Institution Account Number


D. TELEPHONE EXCHANGE
(Check appropriate box)
___ Yes ___ No

This option allows you to effect exchanges among accounts in your name within the Aquilasm Group of Funds by telephone.

    The Agent is authorized to accept and act upon my/our or any other person's telephone instructions to execute the exchange of shares of one Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees, resulting from acceptance of, or acting or failure to act upon, this authorization.


E. EXPEDITED REDEMPTION
(Check appropriate box)
___ Yes ___ No

The proceeds will be deposited to your Financial Institution account listed.

    Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my/our account at a Financial Institution. The Financial Institution account must be in the same name(s) as this Fund account is registered.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK).

_______________________________   _____________________________________
  Account Registration            Financial Institution Account Number
_______________________________   _____________________________________
  Financial Institution Name      Financial Institution Transit/Routing
                                                                 Number
_______________________________   _____________________________________
  Street                            City                State     Zip


STEP 4 Section A
DEPOSITOR'S AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT
YOU MUST ALSO COMPLETE STEP 4, SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by the Agent, PFPC Inc., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.

I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number __________________________________

Name and Address where my/our account is maintained
  Name of Financial Institution__________________________________________

Street Address_________________________________________________________

City_______________________________State _________________ Zip ________

Name(s) and Signature(s) of Depositor(s) as they appear where account is registered
_________________________________________________
        (Please Print)
X________________________________________________  ____________________
        (Signature)                                    (Date)
_________________________________________________
        (Please Print)
X________________________________________________  ____________________
        (Signature)                                    (Date)


                        INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above So that you may comply with your depositor's request, Aquila Distributors, Inc. (the "Distributor") agrees:
1. Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated Clearing House
Association.

2. To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.

3. To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.

   STEP 4 Section B
SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED

- The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Fund and has received and read a current Prospectus of the Fund and agrees to its terms.

- I/We authorize the Fund and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, the Fund and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Fund account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We authorize the Fund and its agents to correct any transfer error by a debit or credit to my/our Financial Institution account and/or Fund account and to charge the account for any related charges. I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.

- The Fund, the Agent and the Distributor and their trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number; name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies (i) that number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such number has been issued, and a number has been or will soon be applied for; if a number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a number is provided and the undersigned may be subject to a $50 I.R.S. penalty;
or (b) that the undersigned is not a citizen or resident of the U.S.;
and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW. FOR A TRUST, ALL TRUSTEES MUST SIGN.*

__________________________   __________________________     _________
 Individual (or Custodian)    Joint Registrant, if any          Date
__________________________   __________________________     _________
Corporate Officer, Partner,  Title                             Date
Trustee, etc.

* For trusts, corporations or associations, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.


SPECIAL INFORMATION

  - Certain features (Automatic Investment, Telephone Investment, Expedited Redemption and Direct Deposit of Dividends) are effective 15 days after this form is received in good order by the Fund's Agent.

- You may cancel any feature at any time, effective 3 days after the Agent receives written notice from you.

- Either the Fund or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.

- The Fund reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.


BANKING INFORMATION

- If your Financial Institution account changes, you must complete a Ready Access Features Form which may be obtained from Aquila Distributors at 1-800-882-4937 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Fund's Agent.


AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.

2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.

3. Dividends and distributions will be reinvested in shares of the Fund at net asset value without a sales charge.

4. Redemptions of shares in connection with disbursement payments will be made at the net asset value per share in effect at the close of business on the last business day of the month or quarter.

5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks time in mailing such notification before the requested change can be put in effect.

6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

10.Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

MANAGER AND FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

INVESTMENT SUB-ADVISER
Zions First National Bank
One South Main Street
Salt Lake City, Utah 84111

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Gary C. Cornia
William L. Ensign
Diana P. Herrmann
Anne J. Mills
R. Thayne Robson

OFFICERS
Diana P. Herrmann, President
Jerry G. McGrew, Senior Vice President
Kimball L. Young, Senior Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M. W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG LLP
757 Third Avenue
New York, New York 10017

COUNSEL
Hollyer Brady Smith & Hines LLP
551 Fifth Avenue
New York, New York 10176

Back Cover

     This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.

     You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge, upon request by calling 1-800-446-8824 (toll-free).

     In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. +++This Prospectus should be read and retained for future reference

The file number under which the Fund is registered with the SEC under the
Investment Company Act of 1940 is 811-6239



TABLE OF CONTENTS


The Fund's Objective, Investment Strategies
and Main Risks...............................
Risk/Return Bar Chart and Performance Table .
Fees and Expenses of the Fund................
Investment of the Fund's Assets..............
Fund Management..............................
Net Asset Value per Share....................
Purchases ...................................
Redeeming Your Investment....................
Alternate Purchase Plans.....................
Dividends and Distributions..................
Tax Information..............................
Financial Highlights.........................
Application

TAX-FREE FUND FOR UTAH

[LOGO]

One of The
Aquilasm Group of Funds

A tax-free income investment

  PROSPECTUS


To receive a free copy of the Fund's SAI, annual or semi-annual report, or other information about the fund, or to make shareholder inquiries call:

           the Fund's Shareholder Servicing Agent at
                     800-446-8824 toll free

                      or you can write to:

                            PFPC Inc
                      400 Bellevue Parkway
                      Wilmington, DE 19809

For general inquiries and yield information, call 800-882-4937 or 212-697-6666

This Prospectus should be read and retained for future reference

Aquila
Tax-Free Fund For Utah
380 Madison Avenue Suite 2300
New York, NY 10017
800-882-4937
212-697-6666

Statement
of Additional
Information                              October 31, 2000

     This Statement of Additional Information (the "SAI") is not a Prospectus. There are two Prospectuses for the Fund dated October 31, 2000: one Prospectus describes Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Fund and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Fund. References in the SAI to "the Prospectus" refer to either of these Prospectuses. The SAI should be read in conjunction with the Prospectus for the class of shares in which you are considering investing. Either or both Prospectuses may be obtained from the Fund's Shareholder Servicing Agent, PFPC Inc., by writing to it at: 400 Bellevue Parkway, Wilmington, DE 19809 or by calling the following number:


                    800-872-6735 toll free

or from Aquila Distributors, Inc., the Fund's Distributor, by writing to it at

   380 Madison Avenue, Suite 2300, New York, New York 10017
              or by calling 800-872-6734 toll free
                        or 212-697-6666

Financial Statements

     The financial statements for the Fund for the year ended June 30, 2000, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into the SAI. Those financial statements have been audited by KPMG LLP, independent auditors, whose report thereon is incorporated herein by reference. The Annual Report of the Fund can be obtained without charge by calling any of the toll-free numbers listed above. The Annual Report will be delivered with the SAI.

TABLE OF CONTENTS

Fund History
Investment Strategies and Risks
Fund Policies
Management of the Fund
Ownership of Securities
Investment Advisory and Other Services
Brokerage Allocation and Other Practices
Capital Stock
Purchase, Redemption, and Pricing of Shares
Additional Tax Information
Underwriters
Performance
Appendix A

                     TAX-FREE FUND FOR UTAH

              Statement of Additional Information

                      Fund History

     The Fund is a Massachusetts business trust formed in 1990.

     The Fund is an open-end, non-diversified management investment company.

             Investment Strategies and Risks

Ratings

     The ratings assigned by the nationally recognized statistical rating organizations, currently Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service ("Fitch"), represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

     Rating agencies consider municipal obligations rated in the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

     See Appendix A to this SAI for further information about the ratings of these organizations as to the various rated Utah
Double-Exempt Obligations which the Fund may purchase.

     The table below gives information as to the percentage of the Fund's net assets invested, as of June 30, 2000, in Utah
Double-Exempt Obligations in the various rating categories:

Highest rating (1)                                         62.12%
Second highest rating (2)                                  16.75%
Third highest rating (3)                                    5.01%
Fourth highest rating (4)                                   8.04%
Not rated:                                                  8.08%
                                                          100.O0%
(1) Aaa of Moody's or AAA of S&P or Fitch.
(2) Aa of Moody's or AA of S&P or Fitch.
(3) A of Moody's or A of S&P or Fitch.
(4) Baa of Moody's or BBB of S&P or Fitch.


Municipal Bonds

     The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and rating of the issue.

     Since the Fund may invest in industrial development bonds or private activity bonds, the Fund may not be an appropriate investment for entities that are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of a facility" financed from the proceeds of industrial development or private activity bonds.

     There are certain Utah Double-Exempt Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular Utah Double-Exempt Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Fund will not purchase obligations of Utah issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations which are available to the Fund.

When-Issued and Delayed Delivery Obligations

     The Fund may buy Utah Double-Exempt Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Utah Double-Exempt Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Utah Double-Exempt Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Utah Double-Exempt Obligations in determining its net asset value. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Utah Double-Exempt Obligations. The Fund places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account, which is marked to market every business day. On delivery dates for such transactions, the Fund will meet its commitments by selling the assets held in the separate account and/or from cash flow.

Determination of the Marketability of Certain Securities

     In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Sub-Adviser's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.


                      Fund Policies

Investment Restrictions

     The Fund has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding shares means the vote of the holders of the lesser of (a) 67% or more of the Fund's shares present at a meeting or represented by proxy if the holders of more than 50% of its shares are so present or represented; or (b) more than 50% of the Fund's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1. The Fund invests only in certain limited securities.

     The Fund cannot buy any securities other than Utah Double-Exempt Obligations (discussed under "Investment of the Fund's Assets" in the Prospectus and in "Investment Strategies and Risks" in the SAI); therefore the Fund cannot buy any voting securities, any commodities or commodity contracts, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof.

     The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

2. The Fund does not buy for control.

     The Fund cannot invest for the purpose of exercising control or management of other companies.

3. The Fund does not sell securities it does not own or borrow from brokers to buy securities.

     Thus, it cannot sell short or buy on margin.

4. The Fund is not an underwriter.

     The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5. The Fund has industry investment requirements.

     The Fund cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; the Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

6. The Fund cannot make loans.

     The Fund can buy those Utah Double-Exempt Obligations which it is permitted to buy (see "Investment of the Fund's Assets" in the Prospectus); this is investing, not making a loan. The Fund cannot lend its portfolio securities.

7. The Fund can borrow only in limited amounts for special purposes.

     The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. Interest on borrowings would reduce the Fund's income. Except in connection with borrowings, the Fund will not issue senior securities. The Fund will not purchase any Utah Double-Exempt Obligations while it has any outstanding borrowings which exceed 5% of the value of its total assets.

     As a fundamental policy, at least 80% of the Fund's net assets will be invested in Utah Double-Exempt Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Fund can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Fund will be affected by a number of factors, the Fund is unable to predict what rate the Fund will have in any particular period or periods, although such rate is not expected to exceed 100%. However, the rate could be substantially higher or lower in any particular period.

                 Management of the Fund

The Board of Trustees

     The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Fund's operations, including approval of the advisory and sub-advisory agreements and their annual renewal, the contracts with all other service providers and payments under the Fund's Distribution Plan and Shareholder Services Plan.

Trustees and Officers

     The Trustees and officers of the Fund, their ages, their affiliations, if any, with the Manager or the Distributor and their principal occupations during at least the past five years are set forth below. None of the Trustees or officers of the Fund is affiliated with the Sub-Adviser. Mr. Herrmann is an interested person of the Fund as that term is defined in the 1940 Act as an officer of the Fund and a director, officer and shareholder of the Manager and the Distributor. Ms. Herrmann is an interested person of the Fund as an officer of the Fund and of the Manager and as a shareholder of the Distributor. Each is also an interested person as a member of the immediate family of the other. They are so designated by an asterisk.

      In the following material Pacific Capital Cash Assets Trust, Churchill Cash Reserves Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds."




Name, Position                Business Experience
with the Trust,
Address, Age

Lacy B. Herrmann*        Founder and Chairman of the Board of Aquila
Chairman of the          Management Corporation, the sponsoring
Board of Trustees        organization and Manager or Administrator
380 Madison Avenue       and/or Adviser or Sub-Adviser to the
New York, NY             Aquila Money-Market Funds, the Aquila Bond
10017                    Funds and the Aquila Equity Funds,
Age: 71                  and Founder, Chairman of the Board of Trustees
                         and (currently or until 1998) President of each
                         since its establishment, beginning in
                         1984; Director of Aquila Distributors,
                         Inc., distributor of the above funds,
                         since 1981 and formerly Vice President
                         or Secretary, 1981-1998; President and a
                         Director of STCM Management Company,
                         Inc., sponsor and sub-adviser to Capital
                         Cash Management Trust and Capital Cash
                         U.S. Government Securities Trust;
                         Founder and Chairman of several other
                         money-market funds; Director or Trustee
                         of OCC Cash Reserves, Inc. and Quest For
                         Value Accumulation Trust, and Director
                         or Trustee of Oppenheimer Quest Value
                         Fund, Inc., Oppenheimer Quest Global
                         Value Fund, Inc. and Oppenheimer
                         Rochester Group of Funds, each of which
                         is an open-end investment company;
                         Trustee of Brown University, 1990-1996
                         and currently Trustee Emeritus; actively
                         involved for many years in leadership
                         roles with university, school and
                         charitable organizations.

Gary C. Cornia           Professor and Associate Dean of the
Trustee                  Marriott School of Management, Brigham Young
577 East 1090 North      University, since 1991; Associate Professor,
Orem, UT 84057           1985-1991; Assistant Professor, 1980-1985;
Age: 52                  Commissioner of the Utah Tax Commission,1983-
                         1986; Director of the National Tax Association,
                         1990-1993; Chair of the Governor's Tax
                         Review Committee since 1993; Faculty
                         Associate of the Land Reform Training
                         Institute, Taipei, Taiwan and The
                         Lincoln Institute of Land Policy,
                         Cambridge, Massachusetts. Trustee of
                         Tax-Free Fund For Utah (this Fund)
                         since 1993 and of Tax-Free Fund of
                         Colorado since 2000.

William L. Ensign        Planning and Architectural Consultant;
Trustee                  Acting Architect of the United States Capitol
766 Holly                1995-1997; Assistant Architect of the United
Drive North,             States Capitol 1980-1995; previously President
Annapolis,               and CEO, McLeod Ferrara Ensign, an international
MD 20401                 planning and design firm based in Washington DC;
Age: 71                  Fellow and former Director of the American Institute
                         of Architects; District of Columbia Zoning
                         Commissioner 1989-1997; member, U.S.
                         Capitol Police Board 1995-1997, National
                         Advisory Council on Historic Preservation
                         1989-1997, National Capital Memorial
                         Commission 1989-1997; Acting Director of
                         the U.S. Botanic Garden 1995-1997; Trustee,
                         National Building Museum 1995-1997; Trustee
                         of Tax-Free Trust of Arizona since 1986 and
                         of Tax-Free Fund For Utah (this Fund)since
                         1991; Trustee of Oxford Cash Management
                         Fund, 1983-1989.

Diana P. Herrmann*       President and Chief Operating Officer of
Trustee                  the Manager/Administrator since 1997, a
and President            Director since 1984, Secretary since 1986
380 Madison Avenue       and previously its Executive Vice
New York,                President, Senior Vice President
NY 10017                 or Vice President, 1986-1997;
Age: 42                  President of various Aquila Bond and
                         Money-Market Funds since 1998; Assistant
                         Vice President, Vice President, Senior
                         Vice President or Executive Vice
                         President of Aquila Money-Market, Bond
                         and Equity Funds since 1986; Trustee of
                         a number of Aquila Money-Market, Bond
                         and Equity Funds since 1995; Trustee of
                         Reserve Money-Market Funds, 1999-2000
                         and of Reserve Private Equity Series,
                         1998-2000; Assistant Vice President and
                         formerly Loan Officer of European
                         American Bank, 1981-1986; daughter of
                         the Fund's Chairman; Trustee of the
                         Leopold Schepp Foundation (academic
                         scholarships) since 1995; actively
                         involved in mutual fund and trade
                         associations and in college and other
                         volunteer organizations.

Anne J. Mills            Vice President for Business Affairs
Trustee                  of Ottawa University since 1992;
167 Glengarry Place      IBM Corporation, 1965-1991; Budget
Castle Rock,             Review Officer of the American
Colorado 80104           Baptist Churches/USA, 1994-1997; Director
Age: 61                  of the American Baptist Foundation,
                         1985-1996 and since 1998; Trustee of
                         Brown University, 1992-1999; Trustee of
                         Churchill Cash Reserves Trust since
                         1985, of Tax-Free Trust of Arizona
                         since 1986, of Churchill Tax-Free Fund
                         of Kentucky, Tax-Free Fund of Colorado
                         and Capital Cash Management Trust since
                         1987 and of Tax-Free Fund For Utah(this
                         Fund)since 1994.

R. Thayne Robson         Director of the Bureau of Economic
Trustee                  and Business Research, Professor
3548 Westwood Drive,     of Management, and Research Professor
Salt Lake City, UT       of Economics at the University
84109                    of Utah since 1978; Trustee of Tax-Free
Age: 71                  Fund for Utah(this Fund)since 1992 and of
                         Aquila Rocky Mountain Equity Fund since
                         1993; Director of the Alliance of
                         Universities for Democracy since 1990;
                         Trustee of the Salt Lake Convention and
                         Visitors Bureau since 1984; Member of
                         Utah Governor's Economic Coordinating
                         Committee since 1982; Member of the
                         Association for University Business and
                         Economic Research since 1985; Director
                         of ARUP (a medical test laboratory)
                         since 1988; Director of Western
                         Mortgage since 1989; Director of the
                         Utah Economic Development Corporation
                         since 1985; Director of the Salt Lake
                         Downtown Alliance since 1991; Trustee
                         of Crossroads Research Institute since
                         1986.

Jerry G. McGrew          President of Aquila Distributors,
Senior Vice President    Inc. since 1998, Registered Principal
5331 Fayette Street      since 1993, Senior Vice President, 1997-1998
Houston, TX 77056        and Vice President, 1993-1997; Senior Vice
Age: 56                  President of Aquila Rocky Mountain Equity
                         Fund since 1996; Senior Vice President
                         of Churchill Tax-Free Fund of Kentucky
                         since 1994, and of Tax-Free Fund of
                         Colorado and Tax-Free Fund For
                         Utah(this Fund)since 1997; Vice
                         President of Churchill Cash Reserves
                         Trust since 1995;  Registered
                         Representative of J.J.B. Hilliard, W.L.
                         Lyons Inc., 1983-1987; Account Manager
                         with IBM Corporation, 1967-1981;
                         Gubernatorial appointee, Kentucky
                         Financial Institutions Board, 1993-
                         1997; Chairman, Total Quality
                         Management for Small Business, 1990-
                         1994; President of Elizabethtown/Hardin
                         County, Kentucky, Chamber of Commerce,
                         1989-1991; President of Elizabethtown
                         Country Club, 1983-1985; Director-at
                         Large, Houston Alliance for the
                         Mentally Ill (AMI), since 1998.

Kimball L. Young         Co-Founder of Lewis Young Robertson &
Senior Vice              Burningham, Inc., an NASD licensed
President                broker/dealer providing public
2049 Herbert             finance services to Utah local
Avenue                   governments, 1995-present; Senior Vice
Salt Lake City,          President of Tax-Free Trust of Arizona,
UT 84108                 Tax-Free Fund For Utah(this Fund),Aquila
Age:  54                 Cascadia Equity Fund and Aquila  Rocky Mountain
                         Equity Fund. Formerly Senior Vice President-
                         Public Finance, Kemper Securities  Inc.,
                         Salt Lake City, Utah.

Stephen J. Caridi        Vice President of the Distributor since
Assistant                1995, Assistant Vice President 1988-1995,
Vice President           Marketing Associate, 1986-1988; Vice
380 Madison              President of Hawaiian Tax-Free Trust since
Avenue                   1998; Senior Vice President of Narragansett
New York,                Insured Tax-Free Income Fund since
NY 10017                 1998, Vice President since 1996; Assistant Vice
Age: 39                  President of Tax-Free Fund For Utah(this Fund)
                         since 1993; Mutual Funds Coordinator of
                         Prudential Bache Securities, 1984-1986;
                         Account Representative of Astoria
                         Federal Savings and Loan Association,
                         1979-1984.

Rose F. Marotta          Chief Financial Officer of the Aquila
Chief Financial Officer  Money-Market, Bond and Equity Funds
380 Madison Avenue       since 1991 and Treasurer, 1981-1991;
New York, NY             formerly Treasurer of the predecessor of
10017                    Capital Cash Management Trust; Treasurer
Age: 76                  and Director of STCM Management Company,
                         Inc., since 1974; Treasurer of InCap
                         Management Corporation since 1982, of
                         the Manager since 1984 and of the
                         Distributor, 1985-2000.

Richard F. West          Treasurer of the Aquila Money-Market,
Treasurer                Bond and Equity Funds and of Aquila
380 Madison Avenue       Distributors, Inc. since 1992;
New York, NY             Associate Director of Furman Selz
10017                    Incorporated, 1991-1992; Vice
Age: 64                  President of Scudder, Stevens &
                         Clark, Inc. and Treasurer of Scudder
                         Institutional Funds, 1989-1991; Vice
                         President of Lazard Freres Institutional
                         Funds Group, Treasurer of Lazard Freres
                         Group of Investment Companies and HT
                         Insight Funds, Inc., 1986-1988; Vice
                         President of Lehman Management Co., Inc.
                         and Assistant Treasurer of Lehman Money
                         Market Funds, 1981-1985; Controller of
                         Seligman Group of Investment Companies,
                         1960-1980.

Lori A Vindigni          Assistant Vice President of Aquila Management
Assistant Treasurer      Corporation since 1998, formerly Fund Accountant
380 Madison Avenue       for the Aquila Group of Investment Companies
New York, NY             since 1995; Staff Officer and Fund Accountant of
10017                    Citibank Global Asset Management Group of
Age: 33                  Investment Companies, 1994-1995; Fund Accounting
                         Supervisor of Dean Witter Group of
                         Investment Companies, 1990-1994; BS Kean
                         College of New Jersey, 1990.

Edward M. W. Hines       Partner of Hollyer Brady Smith & Hines
Secretary                LLP, attorneys, since 1989
551 Fifth Avenue         and counsel, 1987-1989; Secretary of the
New York, NY             Aquila Money-Market, Bond and Equity Funds
10176                    since 1982; Secretary of Trinity Liquid Assets
Age: 60                  Trust, 1982-1985 and Trustee of that Trust,
                         1985-1986; Secretary of Oxford Cash
                         Management Fund, 1982-1988.

Robert W. Anderson      Compliance Officer since 1998 and Assistant
Assistant Secretary and Secretary of the Aquila Money-Market Funds
Compliance Officer      and the Aquila Bond and Equity Funds;
380 Madison Avenue,     Consultant, The Wadsworth Group, 1995-1998;
New York,               Executive Vice President of Sheffield
NY 10017                Management Company (investment adviser and
Age: 60                  distributor of a mutual fund group),1986-1995.

John M. Herndon          Assistant Secretary of the Aquila Money-
Assistant Secretary      Market, Bond and Equity Funds since 1995
380 Madison Avenue       and Vice President of the Aquila Money-
New York, NY             Market Funds since 1990; Vice President of
10017                    the Manager since 1990; Investment
Age: 60                  Services Consultant and Bank Services Executive
                         of Wright Investors' Service, a
                         registered investment adviser, 1983-
                         1989; Member of the American Finance
                         Association, the Western Finance
                         Association and the Society of
                         Quantitative Analysts.



     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended June 30, 2000 the Fund paid a total of $17,000 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the 15 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and equity funds. The following table lists the compensation of all Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.


                              Compensation   Number of
                              from all       boards on
               Compensation   funds          which the
               from the       in the         Trustee
               Fund           Aquilasm       serves
Name                          Group of
                              Funds


Gary C. Cornia      $5,450       $ 6,150        2

William L. Ensign   $3,850       $13,500        2

R. Thayne Robson    $3,850        $6,950        2

Anne J. Mills       $3,850       $39,550        6

                 Ownership of Securities

     On October 4, 2000, the following institutional holders held 5% or more of the Fund's outstanding shares. On the basis of information received from the holders the Fund's management believes that all of the shares indicated are held for the benefit of clients.

Name and address         Number of shares         Percent of
of the holder of                                  class
record

Merrill Lynch Pierce     539,655 Class A Shares   (15.0%)
Fenner & Smith           23,787 Class C Shares    (21.4%)
4800 Deer Lake Dr.,
Jacksonville, FL

Fiserv Securities Inc.   413,557 Class A Shares   (11.5%)
2005 Market Street,
Philadelphia, PA

Zions First National     772,994 Class A Shares   (21.5%)
Bank,                    (held in 2 accounts)
P.O. Box 30880
Salt Lake City, UT

Donaldson Lufkin         31,936 Class C Shares    (29%)
Jenrette Securities      (held in 2 accounts)
Corporation, Inc.
P.O. Box 2052,
Jersey City, NJ

Aquila Management Corp   13 Class Y Shares        (100%)
380 Madison Ave.
New York, NY

Additional 5% shareholders

T H P K Morris, TTEES    6,192 Class C Shares     (5.6%)
P.O. Box 1177
Orem, UT

 The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.


Management Ownership

     As of the date of this SAI, the Trustees and officers as a group owned less than 1% of its outstanding shares.

         Investment Advisory and other Services

Information about the Sub-Adviser, the Manager and the Distributor

Management Fees

     During the periods indicated, the following management arrangements were in effect:

July 16, 1998 through June 30, 2000: current arrangements.


October 31, 1997 through July 16, 1998: current arrangements, except former sub-adviser was sub-adviser.

Prior to October 31, 1997, the Manager was the administrator and the former sub-adviser was the adviser under agreements then in effect.

     During the fiscal years ended June 30, 2000, 1999 and 1998 the Fund incurred management fees as follows.

          Manager        Sub-Adviser

2000      $204,781(1)

1999      $252,515(2)

1998      $26,613(3)     $22,670(3)
          $105,089(4)


(1) $166,101 was waived; in addition the Manager reimbursed expenses in the amount of $126,313

(2) $200,822 was waived; in addition, the Manager reimbursed expenses in the amount of $131,525.

(3) Accrued under former administration and advisory agreements in effect until October 31, 1997, to the manager and former adviser, of which all and $16,756, respectively, was waived.

(4) Accrued under Advisory and Administration agreement, of which $92,478 was waived. In addition, the Manager reimbursed expenses in the amount of $157,610.

     Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Fund's Distributor. The Distributor currently handles the distribution of the shares of fifteen funds (six money-market funds, seven tax-free municipal bond funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

     The shares of the Distributor are owned 72% by Mr. Herrmann and other members of his immediate family, 24% by Diana P.
Herrmann and the balance by a former officer of the Distributor.

The Advisory and Administration Agreement

     The Advisory and Administration Agreement provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

     (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Fund;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

     (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

     The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the 1940 Act. The Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

     The Advisory and Administration Agreement also provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

     (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

     (ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;

     (iii) either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Fund's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund;

     (iv) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

     (v) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

     (vi) respond to any inquiries or other communications of shareholders of the Fund and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

     The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement.

     The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

     The Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; and
(xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

     The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.26 of 1% of such net asset value.

The Sub-Advisory Agreement

     The services of the Sub-Adviser are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser's expense for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Advisory Agreement states that the Sub-Adviser shall, at its expense, provide to the Fund all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Sub-Adviser's duties under the Sub-Advisory Agreement.

     The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder;
(2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, as defined therein, and to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser. Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

     The Sub-Advisory Agreement contains provisions regarding brokerage described below under "Brokerage Allocation and Other
Practices."

     The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

     The Sub-Advisory Agreement became effective on May 1, 1998 and provides that it shall, unless terminated as therein provided, continue in effect until the June 30 next preceding the first anniversary of the effective date of the Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

     The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Investment Advisory Agreement. The Sub-Adviser agrees that it will not exercise its termination rights for at least three years from the effective date of the Agreement, except for regulatory reasons.


Underwriting Commissions

     During the fiscal years ended June 30, 2000, 1999 and 1998, the aggregate dollar amount of sales charges on sales of Class A Shares of the Fund was $53,367, $134,020 and $98,708, respectively, and the amount retained by the Distributor was $8,298, $11,063 and $6,762, respectively.

     In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:

     Sales Charge as
     Percentage               Commissions
     of Public                as Percentage
     Offering                 of Offering
     Price                    Price

     4.00%                    3.00%
     3.75%                    3.00%
     3.50%                    2.75%
     3.25%                    2.75%
     3.00%                    2.50%
     2.50%                    2.25%

Distribution Plan

     The Fund's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

     In administering Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of unrelated broker-dealers to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted
Payments are being made under the Plan.

Provisions Relating to Class A Shares (Part I)

     Part I of the Plan applies only to the Front-Payment Class
Shares ("Class A Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part I of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.20 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Front-Payment Class Shares.

     The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and
(c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part I is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or
(ii) Class A Plan Agreements entered into thereafter.

Provisions relating to Class C Shares (Part II)

     Part II of the Plan applies only to the Level-Payment Shares
Class ("Class C Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part II of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part II is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or
(ii) Class C Plan Agreements entered into thereafter.

Provisions relating to Class I Shares (Part III)

     Part III of the Plan applies only to the Financial
Intermediary Class Shares ("Class I Shares") of the Fund
(regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part III of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), a rate fixed from time to time by the Board of Trustees, initially 0.10 of 1% of the average annual net assets of the Fund represented by the Class I Shares, but not more than
0.25 of 1% of such assets. Such payments shall be made only out of the Fund's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient;
(b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and
(c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part III is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part III originally went into effect when it was approved
(i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or
(ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

     Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

     The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

     The Plan defines as the Fund's Independent Trustees those Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

     The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

Payments Under the Plan

     During the fiscal years ended June 30, 2000, 1999 and 1998 payments were made only under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. During those periods, no payments were made under
Part III of the Plan.

Payments to Qualified Recipients

     During the fiscal years ended June 30, 2000, 1999 and 1998, $79,463, $96,628 and $58,192, respectively, were paid under
Part I of the Plan to Qualified Recipients. Of those amounts,
$2,003 $2,004 and $1,871, respectively, were paid to the Distributor.

     During the Fund's fiscal years ended June 30, 2000, 1999 and 1998, $9,165 $13,032 and $6,167, respectively, were paid to Qualified Recipients under Part II of the Plan with respect to the Fund's Class C Shares and $3,055, $4,344 and $2,056 respectively, were paid under the Shareholder Services Plan. Of these total payments of $12,220, $17,376 and $8,223, the Distributor received $6,364, $12,460 and $6,404 respectively. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to other Qualified Recipients.

Shareholder Services Plan

     The Fund has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Fund of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares and Class I Shares of the Fund (regardless of whether either such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Part I)

     As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Fund.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.

     During the fiscal years ended June 30, 2000, 1999 and 1998, $3,055, $4,344 and $2,056, respectively, were paid under
Part I of the Plan with respect to the Fund's Class C Shares all of which was paid to the Distributor. All of such payments were for compensation.

Provisions for Financial Intermediary Class Shares (Part II)

     As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Fund.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. No Class I Shares were outstanding during the years ended June 30, 2000, 1999 or 1998.

General Provisions

     While the Services Plan is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

     The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

     While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

     The Fund, the Manager the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Auditors

     The Fund's Shareholder Servicing Agent (transfer agent) is PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.


     The Fund's Custodian, Bank One Trust Company, N.A., 100 East
Broad Street, Columbus, Ohio 43271, is responsible for holding the Fund's assets.

     The Fund's auditors, KPMG LLP, 757 Third Avenue, New
York, New York, 10017, perform an annual audit of the Fund's financial statements.

        Brokerage Allocation and Other Practices

     During the fiscal years ended June 30, 2000, 1999 and 1998, all of the Fund's transactions were principal transactions and no brokerage commissions were paid.

     The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Fund's securities are contained in the Sub-Advisory Agreement. It provides that the Sub-Adviser shall select such broker-dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.

                      Capital Stock

     The Fund has four classes of shares.

     * Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases. Class A Shares are subject to an asset retention service fee under the Fund's Distribution Plan at the rate of 0.20 of 1% of the average annual net assets represented by the Class A Shares.

     * Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC"); this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made.

     Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

     Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently 0.10 of 1% of such net assets, and a services fee of 0.25 of 1% of such assets.

     The Fund's four classes of shares differ in their different sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Utah Double-Exempt Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

     At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund, except that the Fund's Board of Trustees may change the name of the Fund.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

     The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust such as the Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust does, however, contain an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations. In the event the Fund had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as is the case with the Fund, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

       Purchase, Redemption, and Pricing of Shares

     The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A
Shares

     You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are Class
A Shares issued under the following circumstances:

               (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

               (ii) all Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million:

     See "Special Dealer Arrangements" for other circumstances under which Class A Shares are considered CDSC Class A Shares. CDSC Class A Shares do not include: (i) Class A Shares purchased without a sales charge as described under "General" below and
(ii) Class A Shares purchased in transactions of less than $1 million when certain special dealer arrangements are not in effect under "Certain Investment Companies" set forth under "Reduced Sales Charges," below.

Broker/Dealer Compensation - Class A Shares

     Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

     If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.

     You will pay 1% of the shares' redemption or purchase value, whichever is less, if you redeem within the first two years after purchase, and 0.50 of 1% of that value if you redeem within the third or fourth year.

     This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see "Reduced Sales Charges for Certain Purchases of Class A Shares"). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for longer than four years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.

     The Fund will treat all CDSC Class A Shares purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be one month less than the full 48 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund, running of the 48-month holding period for those exchanged shares will be suspended.

Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase                      Amount Distributed
                                        to Broker/Dealer as a %
                                        of Purchase Price


$1 million but less than $2.5 million             1%

$2.5 million but less than $5 million        0.50 of 1%

$5 million or more                           0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

     Right of Accumulation

     "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of Class A Shares previously purchased with a sales charge, together with Class A Shares of your subsequent purchase, also with a sales charge, amounts to $25,000 or more.

     Letters of Intent

     "Single purchasers" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, within a thirteen month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased within 90 days prior to the Distributor's receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see Letter of Intent provisions of the Application.


     General

     Class A Shares may be purchased without a sales charge
by:

          *    the Fund's Trustees and officers,
          * the directors, officers and certain employees, retired employees and representatives of the Adviser and Distributor and their parents and/or affiliates,
          * selected dealers and brokers and their officers and employees,
          * certain persons connected with firms providing legal, advertising or public relations assistance,
          * certain family members of, and plans for the benefit of, the foregoing and
          * plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

      Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

      Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

     The Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

     A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative, including a registered broker-dealer that is acting as a registered investment adviser or certified financial planner for investors participating in comprehensive fee programs (but not any other broker-dealer), which

          (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

          (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

   (iii) complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

     At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

     Certain Investment Companies

     Class A Shares of the Fund may be purchased without sales charge from proceeds of a redemption, made within 120 days prior to such purchase, of shares of an investment company (not a member of the Aquilasm Group of Funds) on which a sales charge, including a contingent deferred sales charge, has been paid. Additional information is available from the Distributor.

     To qualify, follow these special procedures:

          1. Send a completed Application (included with the Prospectus) and payment for the shares to be purchased directly to the Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017-2513. Do not send this material to the address indicated on the Application.

          2. Your completed Application must be accompanied by evidence satisfactory to the Distributor that you, as the prospective shareholder, have made a qualifying redemption in an amount at least equal to the net asset value of the Class A Shares to be purchased.

               Satisfactory evidence includes a confirmation of the date and the amount of the redemption from the investment company, its transfer agent or the investor's broker or dealer, or a copy of the investor's account statement with the investment company reflecting the redemption transaction.

          3.   Complete and return to the Distributor a Transfer
          Request Form, which is available from the Distributor.

     The Fund reserves the right to alter or terminate this privilege at any time without notice. The Prospectus will be supplemented to reflect such alteration or termination.

     Special Dealer Arrangements

     The Distributor (not the Fund) will pay to any dealer with which it has made prior arrangements and which effects a purchase of Class A Shares of the Fund from the proceeds of a qualifying redemption of the shares of an investment company (not a member of the Aquilasm Group of Funds) up to 1% of the purchase. The shareholder, however, will not be subject to any sales charge.

     Dealer payments will be made in up to 4 payments of 0.25 of 1% of the proceeds over a four-year period. The first payment will be made subsequent to receipt of the proper documentation detailed above. Future payments, over the remaining years, will be made at the end of the quarter of the anniversary month that the purchase of Class A Shares took place, with respect to any part of the investment that remains in the Fund during the entire time period. No payments will be made with respect to any shares redeemed during the four-year period.

Additional Compensation for Broker/Dealers

     The Distributor may compensate broker/dealers, above the normal sales commissions, in connection with sales of any class of shares. However, broker/dealers may receive levels of compensation which differ as between classes of share sold.

     The Distributor, not the Fund, will pay these additional expenses. Therefore, the price you pay for shares and the amount that the Fund receives from your payment will not be affected.

     Additional compensation may include full or partial payment for:

          *    advertising of the Fund's shares;
          * payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives; and/or
          *    other prizes or financial assistance to
          broker/dealers conducting their own seminars or conferences.

     Such compensation may be limited to broker/dealers whose representatives have sold or are expected to sell significant amounts of the Fund's shares. However, broker/dealers may not use sales of the Fund's shares to qualify for additional compensation to the extent such may be prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.

     The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Fund effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

     You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares or Class Y Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares or Class I Shares.

     Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of Class A Shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the Application included with the Prospectus.

     Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

     You may obtain Share certificates for full Class A Shares only if you make a written request to the Agent. All share certificates previously issued by the Fund represent Class A Shares. If you lose the certificates, you may incur delay and expense when redeeming shares or having the certificates reissued.

     Share certificates will not be issued:

          *    for fractional Class A Shares;
          * if you have selected Automatic Investment or Telephone Investment for Class A Shares; or
          * if you have selected Expedited Redemption. However, if you specifically request, Class A Share certificates will be issued with a concurrent automatic suspension of Expedited Redemption on your account.

     Share certificates will not be issued for Class C Shares, Class Y Shares or Class I Shares.

Reinvestment privilege

     If you reinvest proceeds of redemption within 120 days of a redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

     The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

     Reinvestment will not alter the tax consequences of your original redemption.

Exchange Privilege

     There is an exchange privilege as set forth below among this Fund, certain tax-free municipal bond funds and equity funds (together with the Fund, the "Bond or Equity Funds") and certain money-market funds (the "Money-Market Funds"), all of which are sponsored by Aquila Management Corporation and Aquila Distributors, Inc., and have the same Manager or Administrator and Distributor as the . All exchanges are subject to certain conditions described below. As of the date of the SAI, the Aquila-sponsored Bond or Equity Funds are this Fund, Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado and Narragansett Insured Tax-Free Income Fund; the Aquila Money-Market Funds are Capital Cash Management Trust, Capital Cash U.S. Government Securities Trust, Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares), Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares) and Churchill Cash Reserves Trust.

     Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Fund for shares of the same class of any other Bond or Equity Fund, or for shares of any Money-Market Fund, without the payment of a sales charge or any other fee, and there is no limit on the number of exchanges you can make from fund to fund. Similar exchangeability is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by a financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary. However, the following important information should be noted:

     (1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

     If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

     (2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

     (3) Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

     This Fund, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

     All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

     The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

                          800-446-8824

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Fund's shares.

     An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period; no representation is made as to the deductibility of any such loss should such occur.

     Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust and Capital Cash U.S. Government Securities Trust (both of which invest in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund and Aquila Cascadia Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

     If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Conversion of Class C Shares

     Conversion of Class C Shares into Class A Shares will be effected at relative net asset values on the first business day of the month following that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to one month more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond Funds or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Bond or Equity funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a Money-Market Fund you have received in exchange for Class C Shares under the Exchange Privilege.

"Transfer on Death" ("TOD") Registration (Not Available for Class
I Shares)

     Each of the funds in the Aquilasm Group of Funds now permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Fund; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

      You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, most states are TOD States.

Computation of Net Asset Value

     The net asset value of the shares of each of the Fund's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Fund's net assets allocable to each class by the total number of its shares of such class then outstanding. Securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. All other portfolio securities are valued at the mean between bid and asked quotations which, for Utah Double-Exempt Obligations, may be obtained from a reputable pricing service or from one or more broker-dealers dealing in Utah Double-Exempt Obligations, either of which may, in turn, obtain quotations from broker-dealers or banks which deal in specific issues. However, since Utah Double-Exempt Obligations are ordinarily purchased and sold on a "yield" basis by banks or dealers which act for their own account and do not ordinarily make continuous offerings, quotations obtained from such sources may be subject to greater fluctuations than is warranted by prevailing market conditions. Accordingly, some or all of the Utah Double-Exempt Obligations in the Fund's portfolio may be priced, with the approval of the Fund's Board of Trustees, by differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Any securities or assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. In the case of Utah Double-Exempt Obligations, such procedures may include "matrix" comparisons to the prices for other tax-free debt instruments on the basis of the comparability of their quality, yield, maturity and other special factors, if any, involved. With the approval of the Fund's Board of Trustees, the Adviser may at its own expense and without reimbursement from the Fund employ a pricing service, bank or broker-dealer experienced in such matters to perform any of the above described functions.

Reasons for Differences in Public Offering Price

     As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Limitation of Redemptions in Kind

     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.


               Additional Tax Information

Certain Exchanges

     If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then sell such shares or exchange them for shares of a different mutual fund without having held them at least 91 days, you must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired.

Tax Status of the Fund

     During its last fiscal year, the Fund qualified as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to continue such qualification. A regulated investment company is not liable for federal income taxes on amounts paid by it as dividends and distributions.

     The Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Fund might not meet one or more of these tests in any particular year. If the Fund fails to qualify, it would be treated for tax purposes as an ordinary corporation. As a consequence, it would receive no tax deduction for payments made to shareholders and would be unable to pay dividends and distributions which would qualify as "exempt-interest dividends" or "capital gains dividends."

Tax Effects of Redemptions

     Normally, when you redeem shares of the Fund you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will be long-term if you held the redeemed shares for over one year and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term gains are currently taxed at ordinary income tax rates. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

Tax Effect of Conversion

     When Class C Shares automatically convert to Class A Shares, approximately six years after purchase, you will recognize no gain or loss. Your adjusted tax basis in the Class A Shares you receive upon conversion will equal your adjusted tax basis in the Class C Shares you held immediately before conversion. Your holding period for the Class A Shares you receive will include the period you held the converted Class C Shares.

                      Underwriters

     Aquila Distributors, Inc. acts as the Fund's principal underwriter in the continuous public offering of all of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.


(1)            (2)            (3)            (4)            (5)

Name of      Net Under-     Compensation    Brokerage    Other
Principal    writing        on Redemptions  Commissions  Compen-
Underwriter  Discounts      and                          sation
             and            Repurchases
             Commissions

Aquila       $53,367         None            None      None*
Distributors
Inc.

* Amounts paid to the Distributor under the Fund's Distribution
Plan are for compensation.

                       Performance

     As noted in the Prospectus, the Fund may from time to time quote various performance figures to illustrate its past performance.

     Performance quotations by investment companies are subject to rules of the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on these standardized methods and are computed separately for each of the Fund's classes of shares. Each of these and other methods that may be used by the Fund are described in the following material. Prior to April 6, 1996, the Fund had outstanding only one class of shares, which are currently designated "Class A Shares." On that date the Fund began to offer shares of two other classes, Class C Shares and Class Y Shares. During most of the historical periods listed below, there were no Class C Shares or Class Y Shares outstanding and the information below relates solely to Class A Shares unless otherwise indicated. Class I Shares were first offered on January 31, 1998 and none were outstanding during the periods listed.

Total Return

     Average annual total return is determined by finding the average annual compounded rates of return over 1-, 5- and 10-year periods and a period since the inception of the operations of the Fund (on July 22, 1992) that would equate an initial hypothetical $1,000 investment in shares of each of the Fund's classes to the value such an investment would have if it were completely redeemed at the end of each such period.

     In the case of Class A Shares, the calculation assumes the maximum sales charge is deducted from the hypothetical initial $1,000 purchase. In the case of Class C Shares, the calculation assumes the applicable contingent deferred sales charge ("CDSC") imposed on a redemption of Class C Shares held for the period is deducted. In the case of Class Y Shares, the calculation assumes that no sales charge is deducted and no CDSC is imposed. For all classes, it is assumed that on each reinvestment date during each such period any capital gains are reinvested at net asset value, and all income dividends are reinvested at net asset value, without sales charge (because the Fund does not impose any sales charge on reinvestment of dividends for any class). The computation further assumes that the entire hypothetical account was completely redeemed at the end of each such period.

     Investors should note that the maximum sales charge (4%) reflected in the following quotations for Class A Shares is a one time charge, paid at the time of initial investment. The greatest impact of this charge is during the early stages of an investment in the Fund. Actual performance will be affected less by this one time charge the longer an investment remains in the Fund. Sales charges at the time of purchase are payable only on purchases of Class A Shares of the Fund.


Average Annual Compounded Rates of Return:

          Class A Shares      Class C Shares      Class Y Shares

One Year       -3.44%         -1.32%              0.86%

Five Years      4.10%         N/A                 N/A

Since
inception on
July 22, 1992  4.77%          3.54%(1)            4.84%(1)

(1) Period from May 21, 1996 (inception of class) through June
30, 2000.

     These figures were calculated according to the following SEC formula:

                              P(1+T)n  = ERV
where

               P    =    a hypothetical initial payment of $1,000

               T    =    average annual total return

               n    =    number of years

               ERV  =    ending redeemable value of a
               hypothetical $1,000 payment made at the beginning of the 1-, 5- and 10-year periods or the period since inception, at the end of each such period.

     The Fund may quote total rates of return in addition to its average annual total return for each of its classes of shares. Such quotations are computed in the same manner as the Fund's average annual compounded rate, except that such quotations will be based on the Fund's actual return for a specified period as opposed to its average return over the periods described above.


Total Return

          Class A Shares      Class C Shares      Class Y Shares

One Year       -3.44%              -1.32%              0.86%

Five Years     22.24%              N/A                 N/A

Since
inception on
July 22, 1992  44.82%              15.40%(1)           21.47%(1)

(1) Period from May 21, 1996 (inception of class) through June
30, 2000.


Yield
     Current yield reflects the income per share earned by the Fund's portfolio investments. Current yield is determined by dividing the net investment income per share earned for each of the Fund's classes of shares during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of each class during the base period net of fee waivers and reimbursements of expenses, if any.

     The Fund may also quote a taxable equivalent yield for each of its classes of shares which shows the taxable yield that would be required to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the yield of the Fund (computed as indicated above) which is tax-exempt by one minus the highest applicable combined Federal and Utah income tax rate (and adding the result to that portion of the yield of the Fund that is not tax-exempt, if any).

     The Utah and the combined Utah and Federal income tax rates upon which the Fund's tax equivalent yield quotations are based are 7.0% and 44.93%, respectively. The latter rate reflects currently-enacted Federal income tax law. From time to time, as any changes to such rates become effective, tax equivalent yield quotations advertised by the Fund will be updated to reflect such changes. Any tax rate increases will tend to make a tax-free investment, such as the Fund, relatively more attractive than taxable investments. Therefore, the details of specific tax increases may be used in Fund sales material.


Yield for the 30-day period ended June 30, 2000 (the date of the Fund's most recent audited financial statements):

     Class A Shares      Class C Shares      Class Y Shares

Yield     5.21%               4.43%               6.00%

Taxable
Equivalent
Yield     9.18%               7.80%               10.57%


     These figures were obtained using the Securities and Exchange Commission formula:


                        Yield = 2 [(a-b + 1)6  -1]
                                   ----
                                    cd
where:

     a = interest earned during the period

     b = expenses accrued for the period (net of waivers and reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends

     d = the maximum offering price per share on the last day of the period


Current Distribution Rate

     Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by
(i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Fund's current distribution rate (calculated as indicated above). The current distribution rate can differ from the current yield computation because it could include distributions to shareholders from additional sources (i.e., sources other than dividends and interest), such as short-term capital gains.



APPENDIX A
     DESCRIPTION OF MUNICIPAL BOND RATINGS

Municipal Bond Ratings

     Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

     AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA   Debt rated "AA" has a very strong capacity to pay
interest and repay principal and differs from the highest rated issues only in small degree.

     A    Debt rated "A" has a strong capacity to pay interest
and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or Minus (:): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa   Bonds which are rated Aa are judged to be of high
quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A    Bonds which are rated A possess many favorable
investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Moody's Short Term Loan Ratings - There are four rating categories for short-term obligations, all of which define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 through MIG 4. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

     MIG1/VMIG1     This designation denotes best quality. There
is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG2/VMIG2     This designation denotes high quality.
Margins of protection are ample although not so large as in the preceding group.

     MIG3/VMIG3     This designation denotes favorable quality.
All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG4/VMIG4     This designation denotes adequate quality.
Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


Fitch Investors Service. A brief description of the applicable Fitch Investors Service rating symbols and their meanings follows:
AAA
Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'.

`NR' indicates that Fitch does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable` could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Short-Term Obligations

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.